As filed with the Securities and Exchange Commission on August 12, 2026

Securities Act Registration No. 333-[    ]
Investment Company Act Registration No. 811-24208

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM N-2

REGISTRATION STATEMENT

UNDER

the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

the Investment Company Act of 1940	☒
Amendment No.	☐

UBS Asset Management

Credit Income Opportunities Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

1285 Avenue of the Americas, New York, New York 10019
(Address of Principal Executive Offices)
212-713-2000
(Registrant’s Telephone Number, Including Area Code)

Omar Tariq
UBS Asset Management Credit Income Opportunities Fund
1285 Avenue of the Americas, New York, New York 10019
(Name and Address of Agent for Service)

Copies to:

Justin L. Browder Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Bissie K. Bonner Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated August 12, 2026

PRELIMINARY PROSPECTUS

UBS ASSET MANAGEMENT

CREDIT INCOME OPPORTUNITIES FUND

Class	Ticker Symbol
Class I Shares	[ ]
Class P Shares	[ ]
Class A Shares	[ ]
Class I-F Shares	[ ]
Class A-F Shares	[ ]

The Fund. UBS Asset Management Credit Income Opportunities Fund, a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company (the “Fund”) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.”

Investment Objective. The Fund’s investment objective is to seek attractive risk-adjusted returns and high current income. There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Strategy. To pursue its objective, the Fund will primarily invest in liquid and illiquid credit opportunities across global credit markets and interest rate environments.

Under normal circumstances, the Fund will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in credit instruments (the “80% Policy”). For purposes of the Fund’s 80% Policy, “credit instruments” include, but are not limited to (i) loans, including, but not limited to, senior loans, secured floating rate loans, revolving loans, mezzanine loans and directly originated loans; (ii) below-investment grade senior secured or unsecured bonds, convertible debt obligations and convertible preferred stock; (iii) collateralized debt obligations (including debt tranches of collateralized loan obligations (“CLOs”)), residential mortgage-backed securities; asset-backed securities, securitizations, and whole business securitizations; and (iv) any other securities with fixed-income characteristics, including, without limitation, investment grade bonds, debentures, notes, deferred interest, payment-in-kind (“PIK”) or zero coupon securities, stripped securities and commercial paper. The Fund’s investments in derivatives will be counted toward the Fund’s 80% Policy to the extent that they provide investment exposure to the investments included within that policy or to one or more market risk factors associated with such investments.

The Fund may invest a substantial portion of its assets in credit instruments that are rated below investment grade quality, which will generally be in the lower rating categories of the major rating agencies (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”), a division of S&P Global Inc., or comparably rated by another nationally recognized rating agency), or in unrated investments that UBS AM determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.”

The Fund may also invest in instruments of issuers that are the subject of bankruptcy proceedings or in instruments otherwise in default or in significant risk of being in default (“distressed investments”). The Fund may invest in instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.

The Fund may invest up to 20% of its assets in loans directly originated by the Fund or, in some instances, by the Adviser or an affiliate, including, but not limited to, privately originated secured first and second lien loans, unitranche instruments, mezzanine capital, PIK financings and preferred equity financings. These investments will largely consist of investments in the debt of private, primarily U.S. domiciled, sponsored and non-sponsored middle-market and upper middle-market companies.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “Investments and Related Risks” beginning on page [ ] of this prospectus (the “Prospectus”). Also, consider the following:

●	The Common Shares are not listed on any stock exchange, and the Fund does not expect a secondary market in the Common Shares to develop.

●	This is a “blind pool” offering and thus shareholders will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

●	Shareholders should generally not expect to be able to sell their Common Shares (other than through the limited repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to implement and has implemented a Common Share repurchase program, only a limited number of Common Shares will be eligible for repurchase by the Fund at a quarterly repurchase interval.

●	Shareholders should consider that they may not have access to the total amount of their investment in the Fund money they invest for an indefinite period of time.

●	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity, and therefore an investment in the Fund will not be suitable for an investor if that investor has a foreseeable need to access the money they invest. See “Periodic Repurchase Offers and Transfers of Shares.”

●	Because shareholders will be unable to sell their Common Shares or have them repurchased immediately, shareholders may find it difficult to reduce their exposure on a timely basis during a market downturn.

●	The Fund intends to declare dividends daily and distribute dividends to shareholders of record on a monthly basis. However, the amount of distributions that the Fund may pay, if any, is uncertain and the Fund cannot guarantee that it will make distributions. See “Distributions.”

●	Distributions may be funded from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from other such sources. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares, the sale may be subject to tax even if the Common Shares are sold for less than the original purchase price.

●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser (as defined below) or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates may reduce future distributions to which shareholders would otherwise be entitled.

●	It is anticipated that the Fund will employ leverage, which will magnify the potential for loss on amounts invested in the Fund.

v

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Offering (1)

	Offering Price to the Public (2)	Proceeds to the Fund Before Expenses (3)
Class I Shares, per share	Current NAV	Amount invested at NAV
Class P Shares, per share	Current NAV	Amount invested at NAV
Class A Shares, per share	Current NAV	Amount invested at NAV, less applicable sales charge
Class I-F Shares, per share	Current NAV	Amount invested at NAV
Class A-F Shares, per share	Current NAV	Amount invested at NAV

[    ] (the “Distributor”) acts as distributor for the Fund’s Common Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [    ].

The date of this Prospectus is [              ]

(1)	The Distributor acts as the principal underwriter of Common Shares on a best-efforts basis. The minimum initial investment in the Fund by any investor in Class I Shares is $10,000,000 and in Class P Shares and Class A Shares is $10,000. The minimum subsequent investment in the Fund by any shareholder of Class I Shares, Class P Shares and Class A Shares is $500. The Adviser may waive or reduce the minimum initial investment and minimum subsequent investment for Class I Shares, Class P Shares and Class A Shares. Class I-F Shares and Class A-F Shares do not require any minimum initial investment or minimum subsequent investment. See “Plan of Distribution.”

(2)	Each class of the Fund’s Common Shares will be issued on a daily basis at a price per share equal to the net asset value (“NAV”) per share for such class.

(3)	Investments in Class A Shares are sold subject to a sales charge of up to 2.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares. Class I Shares, Class P Shares, Class I-F Shares and Class A-F Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I Shares, Class P Shares, Class I-F Shares or Class A-F Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Class A Shares and Class A-F Shares pay to the Distributor a shareholder servicing and distribution fee equal to [ ]% per annum of the average daily value of the Fund’s net assets for Class A Shares and Class A-F Shares, respectively, that is accrued daily and payable monthly. Under the terms of the SEC exemptive relief that the Fund will rely on to offer multiple classes of Common Shares, the Fund will be subject to Rule 12b-1 under the Investment Company Act. Accordingly, the Fund will adopt a distribution and service plan (the “Distribution and Service Plan”) which will govern the payment of the shareholder servicing and distribution fee. Class I Shares, Class P Shares and Class I-F Shares are not subject to any shareholder servicing or distribution fees under the Distribution and Service Plan. Shareholder servicing and distribution fees are subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation. Investors should consult with their financial intermediary about the sales charge and any additional fees or charges their financial intermediary might impose on each Class of Shares.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “Investments and Related Risks” beginning on page [ ]).

Seeding Transaction. Simultaneous with the Fund beginning to accept offers to purchase Common Shares, it is intended that Corporate Credit Income Master Fund (US) LP, a Delaware limited partnership (the “Predecessor Fund”), will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is UBS Asset Management (Americas) LLC, the investment adviser to the Fund.

The Proposed Reorganization is subject to approval by the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing shareholders and whether the interests of the Fund’s existing shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. Regardless of whether the Proposed Reorganization is consummated, the Fund will invest the proceeds from the sale of Common Shares in accordance with its investment objective and strategies. See “APPENDIX A – LIST OF INVESTMENTS OF THE PREDECESSOR FUND” for more information regarding the Predecessor Fund’s holdings.

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental investment policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV, reduced by any applicable repurchase fee, on a quarterly basis (each, a “Repurchase Offer”). Subject to applicable law and approval of the Fund’s Board, for each quarterly Repurchase Offer, the Fund currently expects to offer to repurchase 5% of each class of the Fund’s outstanding Common Shares at the NAV applicable to each such class.

It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Common Shares repurchased. There is no assurance that shareholders will be able to tender their Common Shares in the amount that they desire in a given Repurchase Offer. See “Periodic Repurchase Offers and Transfers of Shares.” If shareholders tender for repurchase more than the Repurchase Offer Amount (as defined below) for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Common Shares not to exceed 2% of the outstanding Common Shares of the Fund on the Repurchase Request Deadline (as defined below). If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Common Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Common Shares on the Repurchase Request Deadline, the Fund will repurchase the Common Shares on a pro rata basis. See “Periodic Repurchase Offers and Transfers of Shares.”

The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital (including through the Proposed Reorganization if approved and consummated) or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). A [ ]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders. See “Closed-End Interval Fund Structure.”

Leverage. It is anticipated that the Fund will employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will the leverage employed by the Fund exceed the limitations set forth in the Investment Company Act. The Investment Company Act requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed, measured at the time such investment company incurs the indebtedness. This requirement means that the value of such investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). See “Leverage.”

Securities Offered. This Prospectus applies to the public offering of five separate classes of Common Shares of the Fund, designated as Class I Shares, Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares. The Common Shares will be offered in a continuous offering. The Distributor, which acts on a reasonable best efforts basis to sell the Fund’s Common Shares, is not required to sell any specific number or dollar amount of the Fund’s Common Shares, but will use its best efforts to solicit orders for the sale of the Common Shares. The Common Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable charges and other fees, as described herein. The Common Shares will be issued at daily NAV per share. The minimum initial investment in the Fund by any investor in Class I Shares is $10,000,000 and in Class P Shares and Class A Shares is $10,000. The minimum subsequent investment in the Fund by any shareholder of Class I Shares, Class P Shares and Class A Shares is $500. The Adviser may waive or reduce the minimum initial investment and minimum subsequent investment for Class I Shares, Class P Shares and Class A Shares. Class I-F Shares and Class A-F Shares do not require any minimum initial investment or minimum subsequent investment. No holder of Common Shares will have the right to require the Fund to redeem its Common Shares.

Unlisted Closed-End Interval Fund Structure; Limited Liquidity. The Common Shares are not listed on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares. The Fund is designed for long-term investors and an investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Adviser. UBS Asset Management (Americas) LLC, a Delaware limited liability company, is the Fund’s investment adviser (the “Adviser”) and provides investment management services to the Fund through its distinct business unit, the Credit Investments Group. The Adviser is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division. The Adviser has approximately $[     ] of assets under management as of [     ]. The Adviser’s Credit Investment Group is a recognized global non-investment grade credit manager investing in senior loans, high yield bonds, CLOs and multi-asset credit. The Adviser’s Credit Investment Group has significant experience investing in performing credit strategies and managing portfolios through various credit cycles.

Distributor. [     ] acts as distributor for the Common Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [     ]. The Distributor may appoint additional selling agents (each a “Dealer”) or other financial intermediaries through which investors may purchase Common Shares. See “Plan of Distribution.”

****

Prospective investors should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information (“SAI”), dated [          ], containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund at c/o UBS Asset Management (Americas) LLC, 1285 Avenue of the Americas, New York, New York 10019, by calling 1-800-293-1232, or from the SEC’s website at http://www.sec.gov. Copies of the Fund’s Annual Report and Semi-Annual Report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-293-1232, or by visiting the Fund’s website at [https://us-fund.ubs.com/en/home]. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

Investors should not construe the contents of this Prospectus as legal, tax or financial advice. Investors should consult with their own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Investors should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide investors with different information. If anyone provides investors with different or inconsistent information, investors should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information in this Prospectus is accurate only as of the date of this Prospectus or another date set forth in this Prospectus. The Fund’s business, financial condition, and prospects may have changed since that date.

Prospectus Summary

This is only a summary of certain information contained in this Prospectus relating to UBS Asset Management Credit Income Opportunities Fund. This summary may not contain all of the information that prospective investors should consider before investing in the Fund’s common shares of beneficial interest (“Common Shares”). Investors should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund	UBS Asset Management Credit Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was organized as a Delaware statutory trust on July 9, 2026.

The Fund offers five separate classes of Common Shares, designated as Class I Shares (“Class I Shares”), Class P Shares (“Class P Shares”), Class A Shares (“Class A Shares”), Class I-F Shares (“Class I-F Shares”) and Class A-F Shares (“Class A-F Shares”). Class I Shares, Class P Shares, Class A, Class I-F and Class A-F Shares are subject to different fees and expenses. The Fund may offer additional classes of Common Shares in the future. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission (“SEC”) permitting the Fund’s multi-class structure. Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares will not be offered to investors until the Fund has received this exemptive order, and there can be no assurance that the Fund will be granted the exemptive order.

Simultaneous with the Fund beginning to accept offers to purchase Common Shares, it is intended that Corporate Credit Income Master Fund (US) LP, a Delaware limited partnership (the “Predecessor Fund”), will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is UBS Asset Management (Americas) LLC, the Fund’s investment adviser.

The Proposed Reorganization is subject to approval by the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing shareholders and whether the interests of the Fund’s existing shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. Regardless of whether the Proposed Reorganization is consummated, the Fund will invest the proceeds from the sale of Common Shares in accordance with its investment objective and strategies. See “APPENDIX A – LIST OF INVESTMENTS OF THE PREDECESSOR FUND” for more information regarding the Predecessor Fund’s holdings.

The Adviser	UBS Asset Management (Americas) LLC, a Delaware limited liability company, is the Fund’s investment adviser (the “Adviser”) and provides investment management services to the Fund through its distinct business unit, the Credit Investments Group. Its principal place of business is located at 1285 Avenue of the Americas, New York, New York 10019. The Adviser is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of [ ], 2026, the Adviser had $[ ] in assets under management.

Investment Objective and Strategies	The Fund’s investment objective is to seek attractive risk-adjusted returns and high current income. There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

●      analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

●      analyze business conditions affecting investments, including:

● changes in economic activity and interest rates;

● availability of new investment opportunities;

● economic outlook for specific industries; and

●     seek to moderate risk by investing among a variety of industry sectors and issuers.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

To pursue its objective, the Fund will primarily invest in liquid and illiquid credit opportunities across global credit markets and interest rate environments.

Under normal circumstances, the Fund will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in credit instruments (the “80% Policy”). For purposes of the Fund’s 80% Policy, “credit instruments” include, but are not limited to (i) loans, including, but not limited to, senior loans, secured floating rate loans, revolving loans, mezzanine loans and directly originated loans; (ii) below-investment grade senior secured or unsecured bonds, convertible debt obligations and convertible preferred stock; (iii) collateralized debt obligations (including debt tranches of collateralized loan obligations (“CLOs”)), residential mortgage-backed securities; asset-backed securities (“ABS”), securitizations, and whole business securitizations; and (iv) any other securities with fixed-income characteristics, including, without limitation, investment grade bonds, debentures, notes, deferred interest, payment-in-kind (“PIK”) or zero coupon securities, stripped securities and commercial paper. The Fund’s investments in derivatives will be counted toward the Fund’s 80% Policy to the extent that they provide investment exposure to the investments included within that policy or to one or more market risk factors associated with such investments.

The Fund may invest a substantial portion of its assets in credit instruments that are rated below investment grade quality, which will generally be in the lower rating categories of the major rating agencies (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”), a division of S&P Global Inc., or comparably rated by another nationally recognized rating agency), or in unrated investments that UBS AM determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.”

The Fund may also invest in instruments of issuers that are the subject of bankruptcy proceedings or in instruments otherwise in default or in significant risk of being in default (“distressed investments”). The Fund may invest in instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.

The Fund’s portfolio securities may have fixed or variable rates of interest. The issuers of the Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries.

In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until the Adviser determines it is appropriate in light of current market conditions to dispose of such securities.

The Fund may invest up to 20% of its assets in loans directly originated by the Fund or, in some instances, by the Adviser or an affiliate, including, but not limited to, privately originated secured first and second lien loans, unitranche instruments, mezzanine capital, PIK financings and preferred equity financings. These investments will largely consist of investments in the debt of private, primarily U.S. domiciled, sponsored and non-sponsored middle-market and upper middle-market companies.

The Fund may also invest in equity securities (public and/or private), including common and preferred stocks; equity tranches of CLOs; convertible securities; rights and warrants; depositary receipts; and pooled investment vehicles, such as real estate investment trusts, other investment companies (to the extent permitted by the Investment Company Act and the rules thereunder), such as exchange-traded funds (“ETFs”), non-ETF exchange-traded vehicles, and partnership interests.

The Fund may invest in interest rate, currency, commodity, equity and other derivative products, including, but not limited to, (a) futures contracts (and options thereon) relating to stock currencies, indices, U.S. Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (b) options, swaps, swaptions, warrants, collars, caps, floors and forward rate agreements, (c) spot and forward currency transactions and (d) agreements relating to or securing such transactions.

The Fund’s 80% Policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements to the 80% Policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with the 80% Policy as soon as reasonably practicable.

Subject to the Fund’s 80% Policy and except as otherwise noted in this Prospectus or the SAI, there are no formal restrictions on the assets, financial products, markets or jurisdictions in which the Fund may invest or the percentage of the Fund’s assets that may be committed to any particular strategy, market or instrument. The Adviser reserves the right, subject to and in accordance with this Prospectus and applicable laws, to alter or modify some of the Fund’s investment strategies, e.g., in light of available investment opportunities and to take advantage of changing market conditions.

There can be no assurance that the investment objective of the Fund will be achieved or that losses will be avoided.

Leverage	It is anticipated that the Fund will employ leverage opportunistically as market conditions permit and at the discretion of the Adviser, but in no event will the leverage employed by the Fund exceed the limitations set forth in the Investment Company Act. The Fund may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. By leveraging the Fund’s investment portfolio, the Fund may create an opportunity for increased net income and capital.

The Investment Company Act requires a registered closed-end investment company such as the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time such investment company incurs the indebtedness. This requirement means that the value of such investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).

The Fund may incur leverage in the form of borrowings, which may include loans from certain financial institutions and the issuance of debt securities. The Fund currently intends to enter into a credit facility within one year of the date of this Prospectus based on current market conditions and assuming that the Fund is able to obtain suitable terms; however, the Fund is not obligated to do so. The Fund may also, to a limited extent, use reverse repurchase agreements or similar transactions and derivatives, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, without limitation, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and, when-issued, delayed delivery and forward commitment transactions.

The Fund may also incur leverage through the issuance of preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

In determining whether to borrow money, the Fund will analyze the maturity, covenant package and rate structure of any proposed borrowings as well as the risks of such borrowings compared to its investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. The Fund may pledge and may grant a security interest in all of its assets under the terms of any debt instruments that it enters into with lenders. In addition, from time to time, the Fund’s losses on investments may result in the liquidation of other investments held by the Fund.

In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the Investment Company Act, which indebtedness would generally not be subject to the asset coverage requirements described above.

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage. See “Leverage”.

Periodic Repurchase Offers	The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental investment policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV, reduced by any applicable repurchase fee, on a quarterly basis (each, a “Repurchase Offer”). Subject to applicable law and approval of the Fund’s Board, for each quarterly Repurchase Offer, the Fund currently expects to offer to repurchase 5% of each class of the Fund’s outstanding Common Shares at the NAV applicable to each such class.

It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Common Shares repurchased. There is no assurance that shareholders will be able to tender their Common Shares in the amount that they desire in a given Repurchase Offer. See “Periodic Repurchase Offers and Transfers of Shares.” If shareholders tender for repurchase more than the Repurchase Offer Amount (as defined below) for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Common Shares not to exceed 2% of the outstanding Common Shares of the Fund on the Repurchase Request Deadline (as defined below). If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Common Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Common Shares on the Repurchase Request Deadline, the Fund will repurchase the Common Shares on a pro rata basis. See “Periodic Repurchase Offers and Transfers of Shares.”

The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital (including through the Proposed Reorganization if approved and consummated) or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). A [ ]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders. See “Closed-End Interval Fund Structure.”

Distributions; Distribution Reinvestment Plan	The Fund intends to distribute all or substantially all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends, “distributions”). The Fund intends to declare dividends daily and distribute dividends to shareholders of record on a monthly basis. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

Each shareholder whose Common Shares are registered in its own name will automatically be a participant in the Fund’s distribution reinvestment program (the “DRIP”), pursuant to which all income dividends and/or capital gains distributions will be automatically reinvested on behalf of such shareholder in Common Shares priced at the then-current NAV, unless such shareholder specifically elects to receive income dividends and/or capital gains distributions in cash. A shareholder may make such an election at any time. A shareholder receiving Common Shares under the DRIP instead of cash distributions may still owe taxes and, because the Common Shares are generally illiquid, may need other sources of funds to pay any taxes due. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s administrator, [ ] (the “Administrator”) by mail at [ ] or by calling the Administrator at [ ].

Distributor	[ ] acts as distributor for the Common Shares (the “Distributor”) and is located at [ ]. The Fund’s Shares are offered for sale through the Distributor at NAV. Investments in Class A Shares are sold subject to a sales charge of up to 2.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares. Class I Shares, Class P Shares, Class I-F Shares and Class A-F Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I Shares, Class P Shares, Class I-F Shares or Class A-F Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom.

The Distributor may appoint additional selling agents (each a “Dealer”) or other financial intermediaries through which investors may purchase Common Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Common Shares or tender the Common Shares for repurchase, or otherwise transact business with the Fund. Investors should consult with their Dealers about any additional fees or charges their Dealers might impose on each class of Common Shares in addition to any fees imposed by the Fund.

Class A Shares and Class A-F Shares pay to the Distributor a shareholder servicing and distribution fee equal to [ ]% per annum of the average daily value of the Fund’s net assets for Class A Shares and Class A-F Shares, respectively, that is accrued daily and payable monthly. Under the terms of the SEC exemptive relief that the Fund will rely on to offer multiple classes of Common Shares, the Fund will be subject to Rule 12b-1 under the Investment Company Act. Accordingly, the Fund will adopt a distribution and service plan (the “Distribution and Service Plan”) which will govern the payment of the shareholder servicing and distribution fee. Class I Shares, Class P Shares and Class I-F Shares are not subject to any shareholder servicing or distribution fees under the Distribution and Service Plan. Shareholder servicing and distribution fees are subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation. Investors should consult with their financial intermediary about the sales charge and any additional fees or charges their financial intermediary might impose on each Class of Shares.

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other administrative services outside of its Distribution and Servicing Plan.

Additionally, the Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Dealers in connection with the sale of Common Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount. Payments of Additional Compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

See “Plan of Distribution”.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Adviser).

A more detailed discussion of the Fund’s expenses can be found under “Summary of Fund Fees and Expenses”.

Management Fee. The Fund pays the Adviser a management fee (the “Management Fee”) in an amount equal to [ ]% of the Fund’s average daily net assets, [payable monthly in arrears]. See “Management of the Fund.” The Management Fee is paid before giving effect to any repurchase of Common Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Administration Fee. The Fund pays the Administrator an administration fee in an amount equal to [ ]% of the Fund’s net assets (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore they decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. See “Administration and Accounting Services.”

Expense Limitation and Reimbursement Agreement. The Adviser has entered into a written contract (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid and/or to assume expenses of the Fund, if required to limit certain annual operating expenses to [ ]% of the Fund’s average daily net assets for Class I shares, [ ]% of the Fund’s average daily net assets for Class P shares, [ ]% of the Fund’s average daily net assets for Class A shares, [ ]% of the Fund’s average daily net assets for Class I-F shares and [ ]% of the Fund’s average daily net assets for Class A-F shares at least through [ ], 2027. This limit excludes certain expenses (the “Excluded Expenses”), including shareholder servicing fees, interest charges on fund borrowings, borrowing costs, taxes, brokerage commissions, dealer spreads and other transaction charges, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and interest expense, merger or reorganization expenses, shareholder meeting expenses and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Fund is authorized to reimburse the Adviser for fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by the Adviser and the reimbursement does not cause the applicable class’s aggregate annual operating expenses (excluding Excluded Expenses), on an annualized basis, to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by the Adviser or (ii) the applicable expense limitation in effect at the time of such reimbursement. The Expense Limitation and Reimbursement Agreement has an initial term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation and Reimbursement Agreement during its initial one-year term.

The Offering	The minimum initial investment in the Fund by any investor in Class I Shares is $10,000,000 and in Class P Shares and Class A Shares is $10,000. The minimum subsequent investment in the Fund by any shareholder of Class I Shares, Class P Shares and Class A Shares is $500. The Adviser may waive or reduce the minimum initial investment and minimum subsequent investment for Class I Shares, Class P Shares and Class A Shares. Class I-F Shares and Class A-F Shares do not require any minimum initial investment or minimum subsequent investment. No holder of Common Shares will have the right to require the Fund to redeem its Common Shares.

The Common Shares will be offered in a continuous offering. Common Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Common Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Common Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Common Shares at any time in the Board’s sole discretion.

Other Payments	[Investors who purchase Shares of the Fund in connection with the Fund’s commencement of operations] and during an initial [two-week] period following the Fund’s commencement of investment operations, as such period may be extended by the Fund (the “Initial Offering Period”), will receive additional Shares over time (the “Additional Shares”) commensurate with the amount of their investment in the Fund during the Initial Offering Period. The Adviser and/or its affiliates intend to purchase Additional Shares on behalf of such investors (or deliver to such investors Additional Shares from the assets of the Adviser and/or its affiliates) that invest during the Initial Offering Period. As a result, neither the investor nor the Fund will use its own assets to purchase these Additional Shares. Investors that submit a subscription during the Initial Offering Period are deemed to have “purchased” such Class I-F Shares or Class A-F Shares, as applicable, during the Initial Offering Period, although the Fund may not fully accept the subscription or the subscription may not be fully funded due to eligibility, regulatory and other requirements in connection with such subscription. Such Class I-F Shares and Class A-F Shares will be valued as of the date of issuance.

Additional Shares will have the same rights as other Shares. Investors are expected to receive such Additional Shares in three equal installments, paid on each two-year anniversary of the close of the Initial Offering Period. Only Class I-F Shares and Class A-F Shares will be available for purchase during the Initial Offering Period.

Purchases by the Adviser and/or its affiliates may create an incentive for Shareholders to invest additional amounts in the Fund during the Initial Offering Period. Because the Adviser’s management fee is based on a percentage of the value of the Fund’s net assets, any Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing these additional Shares. There is a risk that any such investors may submit their Shares for repurchase by the Fund, particularly after purchases of the additional Shares by the Adviser and/or its affiliates have ceased. As with repurchase requests by any Shareholder, such repurchase requests could have a significant negative impact on the Fund, including on the Fund’s liquidity. The Adviser may be deemed to be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the purchase of the Additional Shares. The Adviser, in its sole discretion, may terminate the Initial Offering Period at any time.]

Custodian and Transfer Agent	[ ] will serve as the Fund’s custodian, and [ ] will serve as the Fund’s transfer agent.

Administrator	[ ] will serve as the Fund’s administrator and fund accountant.

Principal Risk Considerations	The Fund is subject to substantial risks, including market risks and strategy risks. The Fund is also subject to risks associated with the investment strategies employed by the Adviser, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Some of the more significant risks relating to an investment in the Fund include those listed below. A discussion of the risks associated with an investment in the Fund can be found under “Investments and Related Risks.”

● There is no assurance that the Fund will achieve its investment objective.

● Shareholders should generally not expect to be able to sell their Common Shares (other than through the limited repurchase process), regardless of how the Fund performs.

● Although the Fund is required to implement and has implemented a Common Share repurchase program, only a limited number of Common Shares will be eligible for repurchase by the Fund at a quarterly repurchase interval.

● Shareholders should consider that they may not have access to the total amount of their investment in the Fund money they invest for an indefinite period of time.

● The Fund does not intend to list its Common Shares on any securities exchange, and the Fund does not expect a secondary market in its Common Shares to develop in the absence of any listing.

● The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Common Shares will be eligible for repurchase, and repurchase offers and the need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

● An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity, and therefore an investment in the Fund will not be suitable for an investor if that investor has a foreseeable need to access the money they invest. See “Periodic Repurchase Offers and Transfers of Shares.”

● Because shareholders will be unable to sell their Common Shares or have them repurchased immediately, shareholders may find it difficult to reduce their exposure on a timely basis during a market downturn

● The Fund is subject to special risks associated with investments in its structured credit strategy, which involves the pooling of debt obligations and investments in structured products. Holders of such obligations and structured products bear numerous risks including but not limited to risks of the underlying investments, index or reference obligation risk, and counterparty risk.

● The Fund is subject to special risks associated with investments in credit strategies. Performing corporate credit, structured credit and private credit strategies are subject to a high degree of risk, and investments within such strategies may be adversely affected by credit changes, interest rate fluctuations, the financial condition of the U.S. and global corporate market, tax, legislative, regulatory, political or government changes and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

● The Fund is subject to special risks associated with investments in non-U.S. securities, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. The Fund is also subject to special risks associated with investments in so-called “emerging markets”. Non-U.S. securities of issuers in emerging markets (or lesser developed countries, including countries that may be considered “frontier” markets) are particularly speculative and entail all of the risks of investing in non-U.S. Securities but to a heightened degree.

● The Fund is subject to special risks associated with investments in derivatives. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own.

● There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser, its affiliates and their respective employees with respect to the management of accounts for other clients.

● The Fund intends to declare dividends daily and distribute dividends to shareholders of record on a monthly basis. However, the amount of distributions that the Fund may pay, if any, is uncertain and the Fund cannot guarantee that it will make distributions. See “Distributions.”.

● Distributions may be funded from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from other such sources. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares, the sale may be subject to tax even if the Common Shares are sold for less than the original purchase price.

● Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser (as defined below) or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates may reduce future distributions to which shareholders would otherwise be entitled.

● It is anticipated that the Fund will employ leverage, which will magnify the potential for loss on amounts invested in the Fund

● The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below-investment-grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the given issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Unlisted Closed-End Fund	The Fund does not intend to list the Common Shares on any securities exchange, unlike traditional listed closed-end funds. The Fund is designed for long-term investors and an investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Notwithstanding that the Fund will conduct periodic repurchase offers, investors should not expect to be able to sell their Common Shares when and/or in the amount desired, regardless of how the Fund performs. See “Closed-End Interval Fund Structure”.

Summary of Taxation	The Fund intends to elect to be treated and to qualify as a “regulated investment company” for U.S. federal income tax purposes (a “RIC”) under Subchapter M of the U.S. Internal Revenue code of 1986, as amended (the “Code”). As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that, among other things, it distributes its net income and gains to shareholders each year. See “Certain U.S. Federal Income Tax Matters.”

Tax Year and Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

Reports to Shareholders	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting.

Summary of Fund Fees and Expenses

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from an investor’s financial professional and in the section titled “Plan of Distribution”.

	Class I Shares		Class P Shares		Class A Shares		Class I-F Shares		Class A-F Shares
Shareholder Transaction Expenses (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load)(1)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Maximum Early Repurchase Deduction(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Annual Expenses (as a Percentage of Net Assets Attributable to our Shares)(3)
Management Fee(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Shareholder Servicing and/or Distribution Fees(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fees and Interest Payments on Borrowed Funds(6)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses(7)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Other Expenses(8)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total Annual Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(9)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net Annual Expenses(9)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	Investments in Class A Shares are sold subject to a sales charge of up to 2.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares. Class I Shares, Class P Shares, Class I-F Shares and Class A-F Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I Shares, Class P Shares, Class I-F Shares or Class A-F Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Please consult the applicable selling agent for additional information.

(2)	A [_]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $[ ] minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(4)	The Management Fee will be paid to the Adviser in an amount equal to [ ]% of the Fund’s average daily net assets, [payable monthly in arrears]. The Management Fee is paid before giving effect to any repurchase of Common Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

(5)	The Fund intends to apply to the SEC for an exemptive order to offer multiple classes of shares and to adopt a distribution and service plan for Class A Shares (the “Distribution and Service Plan”). Once the Fund has received such exemptive order, investors may pay a shareholder servicing and distribution fee for Class A Shares and Clas A-F Shares equal to [ ]% per annum of the average daily value of the Fund’s net assets for the Class A Shares and Class A-F Shares, respectively, that is accrued daily and payable monthly. Payment of the shareholder servicing and/or distribution fee will be governed by the Distribution and Service Plan for Class A Shares and Class A-F Shares, which, pursuant to the conditions of an exemptive order expected to be issued by the SEC, will be adopted by the Fund with respect to Class A Shares and Class A-F Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares, Class P Shares and Class I-F Shares are not subject to any shareholder servicing or distribution fees. See “Plan of Distribution”.

(6)	[The Fund expects to utilize a credit facility in the first 12 months of operations. See “Leverage.” “Fees and Interest Payments on Borrowed Funds” is estimated based on the Fund’s expected use of leverage in the form of a credit facility in an amount equal to [ ]% of the Fund’s total net assets and an estimated weighted average annual interest rate of [ ]%. The actual amount of interest expense borne by the Fund will vary over time in accordance with the Fund’s use of its credit facility and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.]

(7)	“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated funds. Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.

(8)	“Other Expenses” include accounting, legal and auditing fees, organization and offering expenses and fees payable to the Fund’s Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the initial 12-month period of the offering.

(9)	The Adviser has entered into a written contract (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid and/or to assume expenses of the Fund, if required to limit certain annual operating expenses to [ ]% of the Fund’s average daily net assets for Class I shares, [ ]% of the Fund’s average daily net assets for Class P shares, [ ]% of the Fund’s average daily net assets for Class A shares, [ ]% of the Fund’s average daily net assets for Class I-F shares and [ ]% of the Fund’s average daily net assets for Class A-F shares at least through [ ], 2027. This limit excludes certain expenses (the “Excluded Expenses”), including shareholder servicing fees, interest charges on fund borrowings, borrowing costs, taxes, brokerage commissions, dealer spreads and other transaction charges, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and interest expense, merger or reorganization expenses, shareholder meeting expenses and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Fund is authorized to reimburse the Adviser for fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by the Adviser and the reimbursement does not cause the applicable class’s aggregate annual operating expenses (excluding Excluded Expenses), on an annualized basis, to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by the Adviser or (ii) the applicable expense limitation in effect at the time of such reimbursement. The Expense Limitation and Reimbursement Agreement has an initial term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation and Reimbursement Agreement during its initial one-year term.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes a $1,000 investment and that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The expenses in the example do not reach the Expense Limit. If they did, Waivers in connection with the expense limitation for the 1 Year period and the first two years of the 3 Years, 5 Years and 10 Years periods would be reflected. The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies.

The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Shares.

		1 Year		3 Years		5 Years		10 Years
Class I Shares*	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class P Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class A Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I-F Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class A-F Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	[Currently only Class I Shares of the Fund are offered. The Fund expects to offer Class P, Class A, Class I-F and Class A-F Shares in the future, subject to obtaining an exemptive order from the SEC.]

While the example assumes a $1,000 investment and a 5% annual return on investment before fees and expenses, the Fund’s performance will vary and may result in an annual return that is greater or less than this. The example above excludes the Early Repurchase Deduction which would apply if Shares were repurchased within one year of their purchase. If an investor’s Common Shares are repurchased within one year of their purchase, the Common Shares would incur the [ ]% Early Repurchase Deduction. This example should not be considered a representation of any particular shareholder’s future expenses.

Financial Highlights

Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

The Fund

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on July 9, 2026, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund’s principal office is located at 1285 Avenue of the Americas, New York, New York, 10019 and its telephone number is 1-800-295-1232.

Use of Proceeds

The proceeds from the continuous offering of the Fund’s Common Shares, not including the amount of any sales charges or the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable (and in any event not later than six months after receipt, subject to market conditions and the availability of suitable investments) and, to the extent proceeds are held in cash, to pay dividends or expenses, to satisfy repurchase offers or for temporary defensive purposes.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions pursuant to certain of the Fund’s strategies and because the Adviser’s ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to shareholders.

To the extent required to comply with diversification or other requirements during the startup period, the Fund may invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments, which the Adviser expects will earn yields substantially lower than the interest, dividend or other income that it anticipates receiving in respect of suitable portfolio investments. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

The Fund’s Investments

Investment Objective and Strategies

Investment Objective. The Fund’s investment objective is to seek attractive risk-adjusted returns and high current income. There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Process. In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

●	analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

●	analyze business conditions affecting investments, including:

●	changes in economic activity and interest rates;

●	availability of new investment opportunities;

●	economic outlook for specific industries; and

●	seek to moderate risk by investing among a variety of industry sectors and issuers.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

Investment Strategy. To pursue its objective, the Fund will primarily invest in liquid and illiquid credit opportunities across global credit markets and interest rate environments.

Under normal circumstances, the Fund will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in credit instruments (previously defined as the “80% Policy”). For purposes of the Fund’s 80% Policy, “credit instruments” include, but are not limited to (i) loans, including, but not limited to, senior loans, secured floating rate loans, revolving loans, mezzanine loans and directly originated loans; (ii) below-investment grade senior secured or unsecured bonds, convertible debt obligations and convertible preferred stock; (iii) collateralized debt obligations (including debt tranches of CLOs), residential mortgage-backed securities, ABS, securitizations, and whole business securitizations; and (iv) any other securities with fixed-income characteristics, including, without limitation, investment grade bonds, debentures, notes, deferred interest, PIK or zero coupon securities, stripped securities and commercial paper. The Fund’s investments in derivatives will be counted toward the Fund’s 80% Policy to the extent that they provide investment exposure to the investments included within that policy or to one or more market risk factors associated with such investments.

The Fund may invest a substantial portion of its assets in credit instruments that are rated below investment grade quality, which will generally be in the lower rating categories of the major rating agencies (lower than Baa by Moody’s or lower than BBB by S&P, a division of S&P Global Inc., or comparably rated by another nationally recognized rating agency), or in unrated investments that UBS AM determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.”

The Fund may also invest in instruments of issuers that are the subject of bankruptcy proceedings or in instruments otherwise in default or in significant risk of being in default (previously defined as “distressed investments”). The Fund may invest in instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.

The Fund’s portfolio securities may have fixed or variable rates of interest. The issuers of the Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries.

In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until the Adviser determines it is appropriate in light of current market conditions to dispose of such securities.

The Fund may invest up to 20% of its assets in loans directly originated by the Fund or, in some instances, by the Adviser or an affiliate, including, but not limited to, privately originated secured first and second lien loans, unitranche instruments, mezzanine capital, PIK financings and preferred equity financings. These investments will largely consist of investments in the debt of private, primarily U.S. domiciled, sponsored and non-sponsored middle-market and upper middle-market companies.

The Fund may also invest in equity securities (public and/or private), including common and preferred stocks; equity tranches of CLOs; convertible securities; rights and warrants; depositary receipts; and pooled investment vehicles, such as real estate investment trusts, other investment companies (to the extent permitted by the Investment Company Act and the rules thereunder), such as ETFs, non-ETF exchange-traded vehicles, and partnership interests.

The Fund may invest in interest rate, currency, commodity, equity and other derivative products, including, but not limited to, (a) futures contracts (and options thereon) relating to stock currencies, indices, U.S. Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (b) options, swaps, swaptions, warrants, collars, caps, floors and forward rate agreements, (c) spot and forward currency transactions and (d) agreements relating to or securing such transactions.

The Fund’s 80% Policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed.  The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements to the 80% Policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with the 80% Policy as soon as reasonably practicable.

Subject to the Fund’s 80% Policy and except as otherwise noted in this Prospectus or the SAI, there are no formal restrictions on the assets, financial products, markets or jurisdictions in which the Fund may invest or the percentage of the Fund’s assets that may be committed to any particular strategy, market or instrument. The Adviser reserves the right, subject to and in accordance with this Prospectus and applicable laws, to alter or modify some of the Fund’s investment strategies, e.g., in light of available investment opportunities and to take advantage of changing market conditions.

There can be no assurance that the investment objective of the Fund will be achieved or that losses will be avoided.

Portfolio Contents and Techniques

The Fund’s portfolio will be composed principally of the following investments. Additional information with respect to the Fund’s investment policies and certain of the Fund’s portfolio investments is contained in the SAI. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein and in the SAI.

Senior Loans. “Senior Loans” are loans, including purchases of loans or portions of loans via assignment from third parties, and loan participations (collectively, “Loans”) that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Collateral may include equity in a borrower’s operating companies or other tangible and intangible assets. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

A Loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, finance companies, investment banking firms, securities brokerage houses or other financial institutions or institutional investors, one or more of which administers the loan on behalf of the syndicate. Senior Loans that are issued by lenders that are banks are commonly referred to as “bank loans.” Co-Lenders may sell Senior Loans to third parties (“Participants”). The Fund invests in a Senior Loan either by participating in the primary distribution as a Co-Lender at the time the loan is originated or by buying an assignment or participation interest in the Senior Loan in the secondary market from a Co-Lender or a Participant. Loans in which the Fund invests may include “covenant-lite” loans.

The Fund may invest in a Senior Loan at origination as a Co-Lender or by acquiring an assignment or participation interest in the secondary market from a Co-Lender or Participant. If the Fund purchases an assignment, the Fund typically accepts all of the rights of the assigning lender in a Senior Loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower and assumes all of the obligations of the assigning lender, including any obligations to make future advances to the borrower. As a result, therefore, the Fund has the status of a Co-Lender. In some cases, the rights and obligations acquired by a purchaser of an assignment may differ from, and may be more limited than, the rights and obligations of the assigning lender. The Fund also may purchase a participation in a portion of the rights of a Co-Lender or Participant in a Senior Loan by means of a participation agreement. A participation is similar to an assignment in that the Co-Lender or Participant transfers to the Fund all or a portion of an interest in a senior loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the borrower. In such a case, the Fund is required to rely on the Co-Lender or Participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the Senior Loans.

Affiliates of the Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the loans market may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions.

The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment and waiver fees, commissions and prepayment fees. In certain circumstances, the Fund may receive a prepayment fee on the prepayment of a Senior Loan by a borrower.

In certain circumstances, Loans may be deemed not to be securities, and in such circumstances, in the event of fraud or misrepresentation by a Borrower or an arranger, Lenders and purchasers of interests in such Loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Second Lien and Other Secured Loans. “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities (“ABS”). A CBO is ordinarily issued by a fund or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO senior tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The Fund may invest in both equity and senior tranches of CBOs and CLOs.

Lower-Rated Securities. Lower-rated securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency). Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. See “Appendix A — Description of Ratings” in the SAI for additional information concerning rating categories of Moody’s and S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

Lower-rated securities, though high yielding, are characterized by high risk.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower-rated securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower-rated securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative Share price volatility.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower-rated securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may also invest in zero coupon, pay-in-kind or deferred payment lower grade securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed annually to have received “phantom income.” Because the Fund will distribute this “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stock and offer the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. In return, however, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Preferred Stock.    Preferred stock represents a share of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds but before common stock on its claim on a company’s income for dividend payments and on a company’s assets should the company’s assets be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has failed to pay, or is in danger of failing to pay, the dividends on such preferred stock, or may purchase preferred stock that pays a dividend in kind.

Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury Bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Credit Default Swap Agreements. The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid. Other credit default swap agreements, however, may be considered liquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by the adviser. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Derivative Securities. The Fund may engage in derivative transactions involving a variety of underlying instruments, including, equity puts, credit default swaps, interest rate swaps, total return swaps, and futures contracts on securities and indexes. Further, the Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.

Direct Originated Loans. The Fund may invest up to 20% of its assets in loans directly originated by the Fund or, in some instances, by the Adviser or an affiliate, meaning that the Fund or the Adviser or such affiliate will negotiate and structure material terms of the transaction other than just the price. Alternatively, the Fund or the Adviser or an affiliate may participate in transactions where third parties are equally or more involved in the negotiation and structuring with the company, including club deals, or transactions with a bank or advisor acting as an intermediary.

The Adviser will seek to achieve downside protection through contractual means or structural terms, which may include seeking a senior position in the capital structure of portfolio companies (e.g., first lien loans), requiring a total return that appropriately compensates the Fund for credit risk, and requiring certain covenants and restrictions in our negotiations with portfolio companies, including certain affirmative and negative covenants, default penalties, lien protections and change of control provisions.

Unitranche Loans.  Unitranche loans combine both senior and junior debt and in some cases provide an equity component. Such loans provide leverage levels comparable to a combination of first-lien and second-lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid.

Defensive Strategies. There may be times when, in the Adviser’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may employ alternative strategies to reduce fluctuations in the value of the portfolio. In implementing these defensive strategies, the Fund may temporarily shift its portfolio emphasis to higher rated securities, hedge currency risks, reduce or suspend its option writing activities or generally reduce the average maturity of its holdings. Under unusual market conditions, the Fund could invest for temporary defensive purposes up to 100% of its total assets in cash or money market instruments. Such money market instruments include short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic, foreign and non-U.S. dollar denominated commercial paper, domestic and foreign certificates of deposit, domestic and foreign bankers’ acceptances and other bank obligations. The Fund may also hold a portion of its assets in cash or money market instruments for liquidity purposes. It is impossible to predict when, or for how long, such alternative strategies will be utilized. To the extent that the Fund employs these temporary defensive strategies, it may not achieve its investment objective.

Money Market Instruments. The Fund may invest in the following types of money market instruments:

●	Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

●	Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody’s or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody’s or A- by S&P, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

●	Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the Adviser determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

U.S. Government Securities. The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Portfolio Turnover and Short-Term Trading. The Adviser will buy and sell securities for the Fund to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. From time to time, consistent with its investment objective, the Fund may also trade securities for the purpose of seeking short-term profits to take advantage of short-term opportunities during periods of fluctuating markets. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise.

Restricted and Illiquid Securities. The Fund currently invests in securities that are not readily marketable. These include securities which are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and not publicly traded.

Equity Securities. The Fund may make select equity investments including investments in common stocks, preferred stocks, or convertible securities. Common equity investments may be made through direct investments, investment vehicles or joint ventures. Additionally, to a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other equity securities. The Fund may also acquire other equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a Senior Loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer. To a limited extend, the Fund may invest in equities incidental to or in connection with debt investments and can otherwise also invest in equities.

Asset-Backed Securities. The Fund may invest in ABS, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Securities of Other Investment Companies. The Fund may invest in securities of other investment companies (including investment companies advised by UBS AM (Americas)) to the extent permitted under the Investment Company Act and the rules thereunder. Presently, under the Investment Company Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Pursuant to the Investment Company Act and the rules thereunder, these percentage limitations, under certain circumstances, do not apply to investments in other funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. To the extent shares of a Fund are held by another fund, the ability of the Fund itself to purchase other funds may be limited.

The Fund may invest in securities of money market mutual funds, including those that are affiliated with the Fund or UBS AM (Americas), when UBS AM (Americas) believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Foreign Currency Exchange Transactions. The Fund may (but is not required to) engage in foreign currency exchange transactions to hedge against fluctuations in future exchange rates.

Leverage

It is anticipated that the Fund will employ leverage opportunistically as market conditions permit and at the discretion of the Adviser, but in no event will the leverage employed by the Fund exceed the limitations set forth in the Investment Company Act. The Fund may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. By leveraging the Fund’s investment portfolio, the Fund may create an opportunity for increased net income and capital.

The Investment Company Act requires a registered closed-end investment company such as the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time such investment company incurs the indebtedness. This requirement means that the value of such investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).

The Fund may incur leverage in the form of borrowings, which may include loans from certain financial institutions and the issuance of debt securities. The Fund currently intends to enter into a credit facility within one year of the date of this Prospectus based on current market conditions and assuming that the Fund is able to obtain suitable terms; however, the Fund is not obligated to do so. The Fund may also, to a limited extent, use reverse repurchase agreements or similar transactions and derivatives, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, without limitation, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

The Fund may also incur leverage through the issuance of preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). In determining whether to borrow money, the Fund will analyze the maturity, covenant package and rate structure of any proposed borrowings as well as the risks of such borrowings compared to its investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. The Fund may pledge and may grant a security interest in all of its assets under the terms of any debt instruments that it enters into with lenders. In addition, from time to time, the Fund’s losses on investments may result in the liquidation of other investments held by the Fund.

In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the Investment Company Act, which indebtedness would generally not be subject to the asset coverage requirements described above.

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage.

In response to changes in market conditions, such as rising short-term interest rates or increased volatility, the Adviser may take steps to reduce the negative impact of leverage on common shareholders. This may include shortening the average maturity of the portfolio, reallocating assets into short-term securities, or reducing the level of leverage by repaying outstanding borrowings. These actions are taken with the goal of maintaining the Fund’s risk profile while maximizing returns. However, the success of these strategies is dependent on the Adviser’s ability to accurately predict market movements, and there is no guarantee that such efforts will mitigate leverage risk effectively.

When market conditions are favorable and leverage is expected to benefit shareholders, the Fund may increase leverage by entering into new credit facilities, expanding existing facilities, or issuing preferred shares, subject to regulatory limits. The Fund continuously evaluates the costs and benefits of leverage, adjusting the level of leverage as necessary to optimize the portfolio’s performance while managing risk.

The Fund’s use of derivatives, such as swaps, options, and futures, may also create indirect leverage by increasing the Fund’s exposure to certain assets without requiring a direct investment. There can be no assurance that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on the Shares. While these instruments can help manage interest rate, credit, or market risks, they also introduce additional complexities and risks. The Adviser carefully assesses these risks and integrates them into the broader risk management framework. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

The following table illustrates the effect of leverage on returns from an investment in our Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $[ ] in average total assets, (ii) a weighted average cost of funds of [ ]%, (iii) $[ ] in borrowings outstanding (i.e. assumes the Fund borrows funds equal to [ ]% of its average net assets during such period) and (iv) $[ ] in average shareholders’ equity. In order to compute the corresponding return to shareholders, the “Assumed Return on the Fund’s Portfolio (Net of Expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to shareholders. The return available to shareholders is then divided by shareholders’ equity to determine the corresponding return to shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	-10%		-5%		0%		5%		10%
Corresponding Return to Common Stockholders	-[ ]	%	-[ ]	%	[ ]	%	[ ]	%	[ ]	%

Similarly, assuming (i) $[ ] in average total assets, (ii) a weighted average cost of funds of [   ]% and (iii) $[   ] in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately [   ]% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Investments and Related Risks

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Common Shares could decline, and investors may lose all or part of their investment.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the risks below are heightened significantly compared to normal conditions. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

References to “we” and “our” in this section of the Prospectus refer to the Fund.

Risks Related to the Fund’s Business and Structure

No Operating History.

The Fund has not commenced operations and therefore has no operating history upon which potential investors may evaluate past or future performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of an investor’s investment could decline substantially or an investor’s investment could become worthless. There may be delays in investing substantially all of the capital raised by us in this offering due to the time necessary to identify, evaluate, structure, negotiate and close suitable investments in our performing corporate credit strategy, structured credit strategy and private credit strategy.

To the extent required to comply with diversification and other requirements, or otherwise deemed appropriate, during the startup period, we will use funds to invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of suitable portfolio investments. We may not be able to pay any significant dividends during the startup period, and any such dividends may be substantially lower than the dividends we expect to pay when our portfolio is fully invested.

We will pay a management fee to the Adviser throughout this interim period. If the management fee and our other expenses exceed the return on any temporary investments, our equity capital will be eroded.

While we believe that the past professional experiences of the Adviser’s investment team, including investment and financial experience of the Adviser’s senior management, will increase the likelihood that the Adviser will be able to manage the Fund successfully, there can be no assurance that this will be the case.

Non-Diversified Status.

We are classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the Investment Company Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy.

The Adviser will endeavor to build and manage a diversified portfolio of investments with representation in various industries and economic sectors, geographic regions and deal types which may include growth financings and recapitalizations. Despite the foregoing objectives, the Fund may be concentrated in certain industries and/or economic sectors, geographic regions and/or deal types. The Fund also may be more concentrated than other funds with similar diversification objectives.

However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code, which include single issuer concentration limits. See “Certain U.S. Federal Income Tax Matters – Taxation as a Regulated Investment Company.”

Our Board May Amend our Declaration of Trust Without Prior Shareholder Approval.

Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust, including without limitation to classify the Board, to impose advance notice provisions for Trustee nominations or for shareholder proposals and to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature. See “

Delaware Law and Certain Provisions in the Declaration of Trust—Amendment of the Declaration of Trust.” The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Closed-End Interval Fund; Illiquidity of Common Shares.

The Fund is structured as an “interval fund” and designed primarily for long-term investors. An investment in the Common Shares should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Common Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds, which generally permit redemptions on a daily basis, the Common Shares are not redeemable at an investor’s option. Unlike the shares of listed closed-end funds, the Common Shares are not listed for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. The NAV of the Common Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund when or in the amount desired, no matter how the Fund performs.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, the number of Common Shares tendered in connection with a repurchase offer may exceed the number of Common Shares the Fund has offered to repurchase, in which case the Fund may not repurchase all of a shareholder’s Common Shares tendered in that offer. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Common Shares. Hence, shareholders may not be able to sell their Common Shares when and/or in the amount that they desire. See “Repurchase Offers Risk”.

Large Shareholder Risk.

To the extent a large proportion of Common Shares is held by a small number of shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders may seek to sell Common Shares (including after expiration of any applicable “lock-up period”) in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single common shareholder) may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. See “Repurchase Offers Risk”.

Repurchase Offers Risk.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental investment policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV, reduced by any applicable repurchase fee, on a quarterly basis (previously defined as a “Repurchase Offer”). Subject to applicable law and approval of the Fund’s Board, for each quarterly Repurchase Offer, the Fund currently expects to offer to repurchase 5% of each class of the Fund’s outstanding Common Shares at the NAV applicable to each such class.

The Fund believes that these repurchase offers are generally beneficial to its shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may affect the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including illiquid investments. If the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Common Shares repurchased. There is no assurance that shareholders will be able to tender their Common Shares in the amount that they desire in a given Repurchase Offer. If shareholders tender for repurchase more than the Repurchase Offer Amount (as defined below) for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Common Shares not to exceed 2% of the outstanding Common Shares of the Fund on the Repurchase Request Deadline (as defined below). If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Common Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Common Shares on the Repurchase Request Deadline, the Fund will repurchase the Common Shares on a pro rata basis. See “Periodic Repurchase Offers and Transfers of Shares.” As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders. See “Certain U.S. Federal Income Tax Matters – Taxation as a Regulated Investment Company.”

Distributions Risk.

Any distributions the Fund makes will be at the discretion of the Board, considering factors such as the Fund’s earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, the Fund’s distribution rates and payment frequency may vary from time to time. The Fund may not achieve investment results that will allow it to make a specified or stable level of cash distributions and its distributions may decrease over time. In addition, the Fund may be limited in its ability to make distributions.

Valuation Risk.

Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, in accordance with rule 2a-5, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board. There is not a public market for certain of the private assets in which we plan to invest. We expect that many of our investments will not be publicly-traded or actively traded on a secondary market. The Board’s valuation designee, as further described below, will value these securities daily at fair value as determined in good faith as required by the Investment Company Act, but generally based on the most recent monthly (or, in certain cases, quarterly) mark. Between monthly (or, in certain cases, quarterly) valuations the valuation designee will consider daily whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the monthly process.

As part of the valuation process, the valuation designee will generally take into account relevant factors in determining the fair value of the Fund’s investments, without market quotations, some of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company; (ii) the nature and realizable value of any collateral; (iii) the portfolio company’s ability to make payments based on its earnings and cash flow; (iv) the markets in which the portfolio company does business; (v) a comparison of the portfolio company’s securities to any similar publicly traded securities; and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from what was previously the value, and such differences could be material.

Part of our investment strategy is to invest in illiquid debt and equity securities of private companies. Most of these investments will not have a readily available market price, and we value these investments at fair value as determined in good faith as required by the Investment Company Act in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

Risks Related to Cybersecurity and Cyber Incidents.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to, use, alteration or destruction of our information systems for purposes of misappropriating assets, obtaining ransom payments, stealing confidential information, corrupting data or causing operational disruption, or may involve phishing. The results of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. The costs related to cybersecurity incidents may not be fully insured or indemnified. We, our Adviser and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which we do business (including, but not limited to, key service providers, such as accountants, custodians, transfer agents and administrators, and the issuers of securities in which we invest) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, we cannot control the cybersecurity plans and systems put in place by these third parties and ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

Additionally, investments of the Adviser’s funds, including the Fund, and other UBS entities have involved and/or may in the future involve companies that have experienced cyber-events and/or that may become involved in future cyber events. Cybersecurity events also could affect other UBS and/or affiliated entities. Such cyber security attacks are evolving and include, but are not limited to, malicious software, attempts to gain unauthorized access to data, and other electronic security breaches that could lead to disruptions in critical systems, unauthorized release of confidential or otherwise protected information and corruption of data.

A cybersecurity breach may cause the Fund to lose proprietary information, suffer data corruption or expose information to misuse, which could have material adverse effects on the Fund. Sensitive information which may be breached in the event of a cybersecurity threat includes, without limitation, information regarding the Fund’s investment activities and shareholders (including personal information of any shareholder and, if applicable, its underlying investors, beneficial owners and/or control persons). Cybersecurity breaches of UBS (including the Adviser) and the Fund’s third-party service providers or portfolio investments may also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Moreover, any such breaches could result in reputational harm to UBS, the Adviser, the Fund and/or, as applicable, a portfolio investment, could subject any such entity and its affiliates to legal claims and could otherwise adversely affect any such entity’s business and financial performance, which could directly or indirectly adversely affect the Fund.

Cybersecurity risks also require UBS to undertake ongoing preventative measures and to incur compliance costs.

Risks Related to Economic Recession or Downturn.

The Fund and its investments may be susceptible to economic slowdowns or recessions. Therefore, our no performing  assets may increase and the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.

Investment and Market Risk.

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Interest Rate Risk.

Because we may borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. Rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise and trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income.

In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates, while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

If interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

A significant portion of our debt investments are expected to be based on floating rates, such as SOFR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our Common Shares and our rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net interest income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations.

An increase in interest rates could also decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Moreover, an increase in interest rates available to investors could make investment in our Common Shares less attractive if we are not able to increase our dividend rate, which could reduce the value of our Common Shares. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend-and  interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business.

A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments.

We may enter into and borrow under credit facilities. Our credit facilities may be subject to variable rates that expose us to interest rate risk. We may also incur additional indebtedness subject to variable rates in the future. When interest rates increase, our debt service obligations on the variable rate indebtedness increase even though the amount borrowed remains the same.

U.S. dollar borrowings under our credit facilities may bear interest at a rate derived from SOFR. SOFR is a relatively new reference rate and has a very limited history. The future performance of SOFR cannot be predicted based on its limited historical performance. Since the initial publication of SOFR in April 2018, changes in SOFR have, on occasion, been more volatile than changes in other benchmark or market rates. The use of SOFR is relatively new, and there could be unanticipated difficulties or disruptions with the calculation and publication of SOFR. Additionally, any successor rate to SOFR under our revolving credit facility may not have the same characteristics as SOFR. As a result, the amount of interest we may pay on our revolving credit facility is difficult to predict.

We will regularly measure our exposure to interest rate risk. We will assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate-sensitive assets to our interest rate-sensitive liabilities. Based on that review, we will determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of changes in interest rates with respect to our portfolio investments.

Force Majeure Risk.

The Fund may be affected by force majeure events (e.g. , acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Technological or Other Innovations and Industry Disruptions Risk.

Recent trends in the market generally, including technological developments in artificial intelligence, have disrupted the industry with technological or other innovations. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio companies or alter the market practices that help frame its strategy. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time the Fund made the investment. Furthermore, the Fund could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Changes in Laws or Regulations Risk.

The Fund, the portfolio companies, and other counterparties are subject to regulation at the local, state and federal levels. New legislation may be enacted, or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect.

Additionally, any changes to or repeal of the laws and regulations governing the Fund’s operations relating to permitted investments may cause the Fund to alter its investment strategy to avail the Fund of new or different opportunities. Such changes could result in material differences to the Fund’s strategies and plans as set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s financial condition and results of operations and the value of a shareholder’s investment.

Regulatory Oversight Risk.

The Fund’s business and the businesses of the Adviser, the Distributor and their respective affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which the Fund, the Adviser, the Distributor and their respective affiliates operate around the world, including by the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.

In addition, if previously enacted laws are amended or if new legislative or regulatory reforms are adopted, this could have further impact on the Fund’s industry. Changes in administration have lead to, and may continue to lead to, leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies’ ongoing policy priorities and could lead to increased regulatory enforcement activity in the financial services industry. Any changes or reforms may impose additional costs on the Fund’s current or future investments, require the attention of senior management or result in other limitations on the Fund’s business or investments. The Fund is unable to predict at this time the likelihood or effect of any such changes or reforms.

Risks Related to Restrictions on Entering into Transactions with Affiliates.

The Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or fund managed by the Adviser or any of its affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Adviser, the Fund and certain funds managed by affiliates of the Adviser intend to submit an application to the SEC for an exemptive order that would permit the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

No Guarantee of Obtaining Licenses.

We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and we may be required to obtain similar licenses from other authorities (including those outside of the United States) in the future, in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure investors that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure investors that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.

Failure to Maintain RIC Tax Treatment Risk.

Although we intend to elect, and intend to qualify annually, to be treated as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to qualify for and maintain RIC status. If we qualify as a RIC under the Code, we generally will not be subject to corporate- level U.S. federal income taxes on our income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to our shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to our shareholders, we must, among other things, meet certain specified source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders.

If we fail to satisfy the diversification tests or other RIC requirements, we may fail to qualify as a RIC under the Code, and if we fail to qualify as a RIC, we would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes), which could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, and distributions to our shareholders generally would be treated as corporate dividends.

Recognizing Income Before or Without Receiving Cash Risk.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock or income from investments in portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes. [We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, we intend to elect to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation.]

Because any original issue discount, market discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

Special Tax Issues Risk.

We expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to preserve our status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Tax Risk Associated with Fund Distributions.

Even if a shareholder chooses to “opt out” of the DRIP, we will have the ability to declare a large portion of a dividend in shares of its common stock instead of in cash in order to satisfy its RIC requirements. As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a shareholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of common stock.

Risks Related to the Fund’s Investments

Bank loans generally.

The Fund invests in bank loans (also referred to as “senior loans”), which are loans, including purchases of loans or portions of loans via assignment from third parties, and loan participations that are senior secured floating rate loans. Bank loans are made to corporations and other non-governmental entities and issuers. These obligations are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Manager compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund. Investments in loan participations may also subject the Fund to the risk of counterparty default.

Loans may, in certain circumstances, require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of principal. In addition, when the Fund holds a participation interest in a loan, it may not have voting rights with respect to any waiver of enforcement of any restrictive covenant breached by a borrower. Selling institutions commonly reserve the right to administer the participations sold by them as they see fit (unless their actions constitute gross negligence or willful misconduct) and to amend the documentation evidencing the obligations in all respects. However, most participation agreements provide that the selling institutions may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or security without the consent of the participant, at least to the extent the participant would be affected by any such amendment, modification or waiver. Selling institutions voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such selling institutions might not consider the interests of the Fund in connection with their votes. In addition, many participation agreements that provide voting rights to the holder of the participation further provide that if the holder does not vote in favor of amendments, modifications or waivers, the selling lender may repurchase such participation at par. Holders of participation interests in loans are subject to additional risks not applicable to a holder of a direct interest in a loan. In the event of the insolvency of the selling institution, under the laws of the United States and the various States thereof, a holder of a participation interest in a loan may be treated as a general creditor of the selling institution and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, the holder of a participation interest in a loan will be subject to the credit risk of the selling institution as well as of the borrower. Participants also often do not benefit from the collateral, if any, supporting the loans in which they have a participation interest because participation interests in loans often do not provide a purchaser with direct rights to enforce compliance by the borrower with the terms of the loan agreement or any rights of set-off against the borrower. The Manager is not required, and does not expect, to perform independent credit analyses of the selling institutions.

Bank loans are typically rated below investment grade and considered speculative because of the credit risk of their issuers. Certain of these companies, particularly during stressed market environments, may be more likely to default on their payments of interest and principal owed to the lenders, including the Fund, and such defaults could in some instances, reduce the Fund’s income distributions or net asset value. Economic downturns may lead to a higher non-payment rate as certain issuers may experience reduced cash flow to service their obligations.

Debt obligations in the form of loans are generally subject to additional liquidity risks. Loans are not generally traded in organized markets but are traded by banks and other institutional investors engaged in syndications and loan participations, respectively. Consequently, there can be no assurance that there will be any market for any loan if the issuer is required to sell or otherwise dispose of such loan. Depending on the terms of the underlying loan documentation, consent of the borrower may be required for an assignment, and a purported assignee may not have any direct right to enforce compliance by the obligor with the terms of the loan agreement in the absence of this consent.

There can be no assurance that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security. Transactions in loans may settle on a delayed basis and the proceeds from the sale of certain loans may not be immediately or readily available for further investments or to fund withdrawals.

Senior secured bank loans.

Senior loans are typically senior in the borrower’s capital structure and secured by collateral of the borrower in contract to other debt which is generally subordinated or unsecured. This higher standing has historically resulted in generally higher recoveries in the event of a default or reorganization. However, there is no assurance that the liquidation of any collateral used to secure a senior loan would completely satisfy a borrower’s obligation in the event of non—payment of scheduled interest or principal payments or that such collateral could be easily liquidated. In the event of a bankruptcy of a borrower, there could be delays or limitations with respect to the ability to realizing the benefits of the collateral or collecting on the collateral as a bankruptcy court may determine to allocate certain collateral to the subordinated debt holders. Additionally, in connection with a restructuring either outside of bankruptcy or in the context of bankruptcy court proceedings, the lenders may be required to accept equity securities or junior debt securities as part of the settlement and some of these positions, particularly equity positions, may have restrictions on resale or may be illiquid with no active trading market which may impair the lenders to realize full value in event of the need to liquidate such assets.

Second lien bank loans.

Second lien loans are second in right of payment to one or more senior loans of the related borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and generally have similar protections and rights as senior loans and by their terms cannot be subordinated in right of payment to any other obligation of the related borrower other than the senior loans of such borrower. However, because second lien loans are second in right of payment to one or more senior loans of the related borrower, they are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to more senior secured obligations of the borrower.

Collateralized loan obligations.

The Fund may invest in subordinated notes and debt notes in connection with CLO transactions. CLO securities are subject to credit, liquidity and interest rate risks. CLOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CLO securities to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CLOs to a greater degree of risk with respect to economic downturns relating to such industry.

CLO securities are generally illiquid and dealer marks may not represent prices where assets can actually be purchased or sold in the market from time to time. Accordingly, the mark-to-market value of CLOs may be volatile and the value of an investment in the Fund could likewise be volatile. The value of the CLO securities owned by the Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates.

Consequently, holders of CLO securities must rely solely on distributions on the CLO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO Collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency and following realization of the CLO securities, the obligations of such issuer to pay such deficiency generally will be extinguished. CLO Collateral will consist primarily of loans, but may consist of high yield debt or other securities, which often are rated below investment grade (or of equivalent credit quality). High yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.

Investors in a CLO’s securities typically will have no authority to make investment decisions on behalf of such CLO. The success of each such CLO depends, in large part, on whether such CLO’s collateral manager is able to successfully manage such CLO. If the manager of a CLO is unable to successfully manage a particular CLO, the Fund’s investment in securities of such CLO could be adversely affected.

“Covenant-lite” obligations.

The Fund may invest in, or obtain exposure to, obligations that may be “covenant- lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan the Fund holds begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Concentration risk.

Subject to investment guidelines with regard to the Fund’s portfolio concentration, in the normal course of making investments on behalf of the Fund, the Manager may select investments for the Fund that potentially could be concentrated, for example, in any one issuer, industry, sector or geographic region. Such concentration of risk may expose the Fund and, by extension, the Fund to losses disproportionate to those incurred by the market in general if the areas in which the Fund’s investments are concentrated are disproportionately adversely affected by price movements.

Risks of securities activities.

All securities investing and trading activities risk the loss of capital. Although the Fund will attempt to moderate these risks, no assurance can be given that the Fund’s investment activities will be successful or that the Limited Partners will not suffer losses. Following below are some of the more significant risks that the Manager believes are associated with the Fund’s styles of investing, although it is possible that the Fund will make an investment that is not described below:

Derivatives Generally.

The Fund may invest in, or enter into, derivatives or derivatives transactions (“derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Fund as a whole. Derivatives permit the Manager to increase or decrease the level of risk of the investment portfolio, or change the character of the risk, to which the investment portfolio is exposed in much the same way as the Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on performance of the Fund. The Manager’s use of derivatives may include total return swaps, forwards and options designed to replicate the performance of a particular type of investment or to adjust market or risk exposure.

If the Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Fund’s investment portfolio or result in a loss. The Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options.

The Fund may utilize options contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the investment portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, either the Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Positions of the SEC and its staff may require the Manager to segregate permissible liquid assets in connection with their options transactions in an amount generally equal to the value of the underlying option. The segregation of these assets will have the effect of limiting the General Partner’s ability otherwise to invest those assets.

Swaps.

Whether the Fund’s use of swap agreements or swaptions will be successful will depend on the Manager’s ability to select appropriate transactions for the Fund. Swap agreements and options on swap agreements (so-called “swaptions”) can be individually negotiated and structured to include exposure to a variety of different types of investments, asset classes or market factors. Depending on their structure, swap agreements may increase or decrease the holder’s exposure to, for example, equity securities, long-term or short-term interest rates, foreign currency values, credit spreads or other factors. Swap agreements can take many different forms and are known by a variety of names. Swap transactions may be highly illiquid and may increase or decrease the volatility of the Fund’s portfolio. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty. The Fund will also bear the risk of loss related to swap agreements, for example, for breaches of such agreements or the failure of the Fund to post or maintain required collateral. It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate swap transactions or to realize amounts to be received under such transactions.

The Fund may purchase and sell credit derivative contracts – primarily credit default swaps – both for hedging and other purposes. The typical credit default swap contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller. In return, the buyer agrees to make periodic payments equal to a fixed percentage of the notional amount of the contract. The Fund may also sell credit default swaps on a basket of reference entities as part of a synthetic collateralized debt obligation transaction.

As a buyer of credit default swaps, the Fund will be exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.” While the credit default swap market auction protocols reduce this risk, it is still possible that an auction will not be organized or will be unsuccessful. In certain instances of issuer defaults or restructurings (for those credit default swaps for which restructuring is specified as a credit event), it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation has occurred. The creation of the new ISDA Credit Derivative Determination Committee (the “Determination Committee”) is intended to reduce this uncertainty and create uniformity across the market, although it is possible that the Determinations Committee will not be able to reach a resolution or do so on a timely basis. In either of these cases, the Fund would not be able to realize the full value of the credit default swap upon a default by the reference entity.

As a seller of credit default swaps, the Fund will incur leveraged exposure to the credit of the reference entity and is subject to many of the same risks it would incur if it were holding debt securities issued by the reference entity. However, the Fund will not have any legal recourse against the reference entity and will not benefit from any collateral securing the reference entity’s debt obligations. In addition, the credit default swap buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Fund following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Fund.

Credit default swaps generally trade on the basis of theoretical pricing and valuation models, which may not accurately value such swap positions when established or when subsequently traded or unwound under actual market conditions.

It appears that there are likely to be widespread defaults under certain credit default swaps as a result of the current credit market disruptions. The credit derivative market may become subject to increased regulation, which could increase costs or even prevent participation by the Fund.

Futures contracts.

The value of futures contracts depends upon the price of the securities, such as commodities, underlying them. The prices of futures contracts are highly volatile, and price movements of futures contracts can be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, as well as national and international political and economic events and policies. In addition, investments in futures contracts are also subject to the risk of the failure of any of the exchanges on which the Fund’s positions trade or of its clearing houses or counterparties. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses or prevent it from entering into desired trades. Also, low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. In extraordinary circumstances, a futures exchange or the CFTC could suspend trading in a particular futures contract, or order liquidation or settlement of all open positions in such contract.

Forward contracts.

Banking authorities generally do not regulate trading in forward contracts. The principals who deal in the forward contract market are not required to continue to make markets in such contracts. There have been periods during which certain participants in forward markets have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. The imposition of credit controls or price risk limitations by governmental authorities may limit such forward trading to less than that which the Manager would otherwise recommend, to the possible detriment of the Fund. In its forward trading, the Fund will be subject to the risk of the failure of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Fund assets on deposit with such principals will also generally not be protected by the same segregation requirements imposed on certain regulated brokers in respect of customer funds on deposit with them. The Manager may order trades for the Fund in such markets through agents. Accordingly, the insolvency or bankruptcy of such parties could also subject the Fund to the risk of loss.

Convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

Additionally, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Structured credit products.

Special risks may be associated with investments in structured credit products, collateralized debt obligations (“CDOs”), synthetic credit portfolio transactions and ABS. For example, synthetic portfolio transactions may be structured with two or more classes of tranches that receive different proportions of the interest and principal distributions on a pool of credit assets. The yield to maturity of a tranche may be extremely sensitive to the rate of defaults in the underlying reference portfolio. A rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. It is therefore possible that the Fund may incur losses on its investments in structured products regardless of their ratings by S&P or Moody’s. Additionally, the securities in which the Fund is authorized to invest include securities that are subject to legal or contractual restrictions on their resale or for which there is a relatively inactive trading market. Securities subject to resale restrictions may sell at a price lower than similar securities that are not subject to such restrictions. Investments in the junior subordinated tranche of structured credit products such as collateralized debt obligations tend to be highly levered; this may magnify the adverse impact on the tranche as a result of changes in the market value of the underlying assets.

Collateralized debt obligations.

In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Asset backed securities.

ABS and other securitizations are generally limited recourse obligations of a special purpose vehicle issuer of such instruments (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, [broadly-syndicated leveraged loans, middle-market bank loans, collateralized debt obligation debt tranches, trust preferred securities, insurance surplus notes, ABS, consumer loans, other receivables, mortgages, REITs, high yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds,] which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.

The collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

The market value of an ABS is affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

The value of ABS, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset-backed security will lose value. ABS are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.

In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.

In the case of ABS structured using Securitization Vehicles, Securitization Assets are typically actively managed by an investment manager, which may be the Manager or its affiliates, and as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of Securitization Assets.

Equity securities.

Equity securities include common stocks, preferred stocks, convertible securities, limited partnership interests and warrants. This may include the equity securities of private credit sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price.

Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. See “—Convertible securities” above.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.The Fund expects to invest, or receive as additional consideration for its credit investments, warrants from time to time. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional Common Shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Interest rate risk.

The Fund will be subject to interest rate risk with respect to certain investments. Generally, the value of fixed income instruments will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income instruments tends to decrease. Conversely, as interest rates fall, the market value of fixed income instruments tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may attempt to minimize the exposure of the portfolios to interest rate changes through the use of interest rate swaps, interest rate futures and/or interest rate options. However, there can be no guarantee that the Manager will be successful in fully mitigating the impact of interest rate changes on the portfolios. Frequently, the Manager will not be attempting to mitigate this risk but may instead be attempting to exploit the direction of interest rate movements.

Credit ratings.

In general, the credit rating assigned by a nationally recognized rating agency to a security or a loan (or its obligor) represents such rating agency’s opinion of the safety of the principal and interest payments of the rated instrument based on available information. Such ratings are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of such securities. Such ratings also do not reflect macroeconomic or systemic risk, including the risk of increased illiquidity in the credit markets. Further, credit ratings may change over time due to various factors, including changes in the creditworthiness of the issuer and/or changes in the rating agency’s analytics and processes. It is possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events and, as a result, outstanding ratings may not reflect the issuer’s current credit standing. The Fund may incur losses if it makes investments in a security or a loan based on credit ratings that subsequently change in a way not favorable to the Fund’s investment objective. Similarly, a security may incur losses if it invests in loans based on credit ratings that subsequently change in a way unfavorable to the security. A security will also be required to post information provided to rating agencies to an internet site and make such site available to other rating agencies. Failure to do so could result in the withdrawal of the ratings of related securities. Also, other rating agencies could assign unsolicited ratings to securities, which may be lower than those assigned by the original rating agencies.

Fundamental analysis.

Certain investment decisions made by the Manager may be based on fundamental analysis. Data on which fundamental analysis relies may be inaccurate or may be generally available to other market participants. To the extent that any such data are inaccurate or that other market participants have developed, based on such data, investment strategies similar to the Fund’ investment strategies, the Fund may not be able to realize their investment goals. In addition, fundamental market information is subject to interpretation. To the extent that the Manager misinterprets the meaning of certain data, the Fund, may incur losses.

Volatility risk.

The Fund may invest in volatile instruments such as derivatives, which are frequently valued based on implied volatilities of such derivatives compared to the historical volatility of underlying financial instruments. Fluctuations or prolonged changes in the volatility of such financial instruments, therefore, can adversely affect the value of investments held by the Fund. In addition, many non-U.S. financial markets are not as developed or as efficient as those in the U.S., and as a result, price volatility may be higher for the Fund’s investments in non-U.S. financial markets.

Default risk.

It is generally anticipated that conventional debt will be paid as due, barring unexpected developments. Nonetheless, there exists the risk of default. The Adviser will attempt to reduce default risk through diversification and research (both on a country-by-country and issuer-by-issuer basis).

Liquidity risk.

The investments of the Fund may have limited liquidity. Under certain market conditions, such as during volatile markets or when trading in an instrument or market is otherwise impaired, the liquidity of the Fund’s portfolio positions may be further reduced, which could adversely affect the Fund’s performance.

Hedging policies/risks.

In connection with the financing of certain investments, the Fund expects to employ a hedging strategy to limit the effects of changes in interest rates on its operations, including engaging in interest rate swaps, caps, floors and other interest rate exchange contracts. There is a cost associated with the use of these types of derivatives to hedge the Fund’s assets and liabilities. Moreover, there is no perfect hedge for any investment, and a hedge may not perform its intended use of offsetting losses on an investment. With respect to certain potential hedge instruments, the Fund is exposed to certain counterparty risks, such as a swap counterparty ceasing to make markets and quote prices in such instruments, which may render the Fund unable to enter into an offsetting transaction with respect to an open position. Consequently, the profitability of the Fund may be adversely affected during any period as a result of changing interest rates.

Directional trading.

Certain of the positions taken by the Fund will be designed to profit from forecasting absolute price movements in a particular instrument or asset class. Predicting future prices is inherently uncertain and the losses incurred, if the market moves against a position, will often not be hedged. The speculative aspect of attempting to predict absolute price movements is generally perceived to exceed that involved in attempting to predict relative price fluctuations.

Currency risk.

The Units are denominated in U.S. dollars. However, the Fund may make investments denominated in other currencies, such as Euro and in Sterling. As a result, the Fund will be exposed to various currency exchange risks, including unfavorable changes in the applicable exchange rate. Although the Fund expects to implement a hedging program, there can be no assurance that the hedging program will be successful and, if it is successful, the hedging program will not completely hedge the risk of unfavorable changes in the applicable exchange rate.

“Widening” risk.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the securities in which the Fund invests and the loans purchased in warehousing transactions may decline substantially. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk.

Prepayment risk; fluctuation in receipt of proceeds.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur with respect to certain of the Fund’s investments will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors including, but not limited to, the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. In general, “premium” financial instruments (i.e., financial instruments whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” financial instruments (i.e., financial instruments whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since the Fund’s investments may include discount financial instruments when interest rates are high, and may include premium financial instruments when interest rates are low, such investments may be adversely affected by prepayments in any interest rate environment. As a result of these factors, the Manager expects to experience fluctuations in the timing and amount of proceeds the Fund may receive in the form of interest and fee income and in connection with the realization of investments. As a result of these factors, the amounts of distributions to the Limited Partner may fluctuate substantially from one period to the next.

Fraud and fraudulent conveyance considerations.

Of concern in investments in loans is the possibility of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will generally rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Various laws enacted for the protection of creditors may apply to certain investments that are debt obligations, although the existence and applicability of such laws will vary from jurisdiction to jurisdiction. For example, if a court were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment, and, after giving effect to such indebtedness, the borrower (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur or believed that it would incur debts beyond its ability to pay such debts as they mature, such court could invalidate such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness. In addition, if an issuer in which the Fund has an investment becomes insolvent, any payment made on such investment may be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

In general, if payments on an investment are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient or from subsequent transferees of such payments. To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by investors in the Fund.

Competition; availability of investments.

Certain markets in which the Fund invests are extremely competitive for attractive investment opportunities, and, as a result, there may be reduced expected investment returns. There can be no assurance that the Manager will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from banks, financial institutions, other pooled investment vehicles, the public equity markets and other investors may reduce the availability of investment opportunities. There has been significant growth in the number of firms organized to make such investments, which may result in increased competition to the Fund in obtaining suitable investments.

High yield bonds.

High yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

High yield securities.

The Fund’s investments may be comprised (indirectly) of high yield bonds and other securities that are not investment grade. Securities in the lower rating categories are subject to greater risk of loss, as to timely repayment of principal and timely payment of interest or dividends than higher-rated securities. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. The yields and prices of lower-rated securities may tend to fluctuate more than those for higher-rated securities. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of these securities.

Distressed securities.

The Fund may hold securities and obligations of issuers that eventually default and, as a result, an issuer may be involved in bankruptcy or other reorganization and liquidation proceedings. The outcome of such proceedings may be adversely affected by laws relating to, among other things, the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. There is no assurance that the Manager will correctly evaluate the value of the assets underlying the Fund’s investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Limited Partner adequately for the risks assumed. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

Global investments.

The Fund generally expects to invest a portion of its assets in the debt or other securities and instruments of issuers located outside the United States. In addition to business uncertainties, such investments may be affected by political, social and economic uncertainty affecting a country or region. Many financial markets are not as developed or as efficient as those in the United States, and as a result, liquidity may be reduced and price volatility may be higher. The legal and regulatory environment may also be different, particularly as to bankruptcy and reorganization. Financial accounting standards and practices may differ, and there may be less publicly available information in respect of such companies.

With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities, debt or other financial instruments may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. Income received by the Fund from sources within some countries may be reduced by withholding and other taxes imposed by such countries.

The Fund may be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the financial instruments may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such financial instruments at the time of sale. While the Manager will take these factors into consideration in making investment decisions for the Fund, no assurance can be given that the Fund will be able to fully avoid these risks.

Equitable subordination.

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Highly volatile markets.

The prices of securities contracts and all derivative instruments, including options, can be highly volatile. Price movements of forwards and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Specific investments are also subject to the risk of the failure of any exchanges on which the issuer’s securities trade or of their clearinghouses.

Unlisted nature of investments.

Unlike publicly-traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be any location where the buyer and seller can settle a price. Due to the lack of centralized information and trading, the valuation of such instruments may carry more risk than publicly-traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Manager. As a result, the Fund may be subject to the risk that when an investment is sold, the amount received is less than its carrying book value.

Risk related to privately-held companies and the lack of available information about these companies.

Investments in private companies may pose greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal repayment schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of the Fund’s target portfolio companies may affect the Fund’s investment returns. Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser would typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other factors, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Adviser is unable to determine all material information about these companies, the Adviser may not make a fully informed investment decision, and Limited Partners may lose money on their investments.

Investments in securities or assets of publicly-traded companies risk.

The Fund may invest a portion of its portfolio in publicly-traded assets. It is not expected that the Fund will be able to negotiate additional financial covenants or other contractual rights, which the Fund might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, the Fund will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit its ability to make or sell an investment. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect the Fund’s investment results. In addition, an investment may be sold by the Fund to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

Risks related to return on invested capital.

The Fund may not realize expected returns on an investment in a portfolio company due to changes in the portfolio company’s financial position or due to an acquisition of the portfolio company. If a portfolio company repays the Fund’s loans prior to their maturity, the Fund may not receive its expected returns on invested capital. Many of the Fund’s investments are structured to provide a disincentive for the borrower to pre-pay or call the security, but this call protection may not cover the full expected value of an investment if that investment is repaid prior to maturity.

Middle-market companies operate in a highly acquisitive market with frequent mergers and buyouts. If a portfolio company is acquired or merged with another company prior to drawing on the Fund’s commitment, the Fund would not realize its expected return. Similarly, in many cases companies will seek to restructure or repay their debt investments or buy the Fund’s other equity ownership positions as part of an acquisition or merger transaction, which may result in a repayment of debt or other investment reduction.

Debt and equity of the issuers.

Portfolio companies in some cases may incur debt or issue equity securities that rank equally with, or senior to, the Fund’s investments in those companies. The Fund’s portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, the Fund’s investments. By their terms, those instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of its investments. These debt instruments would usually prohibit portfolio companies from paying interest on or repaying the Fund’s investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to the Fund’s investment in that portfolio company typically would be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying those holders, the portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of securities ranking equally with Fund investments, the Fund would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights the Fund may have with respect to the collateral securing certain loans made to portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, the Fund may forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if as a result the Fund’s rights as lenders are adversely affected.

Adjustments to terms of investments risk.

The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed. Because the Fund may invest through participation interests and derivative securities, the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Adviser will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Adviser may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Adviser will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

Costs related to investing in the Fund.

Limited Partners will bear, through their investment in the Fund, the expenses charged to or indirectly borne by the Fund, including transaction-related, operating and other expenses of the Fund. The amount of these fund expenses will reduce the actual returns realized by Limited Partners on their investment in the Fund (and will reduce the amount of capital available to be deployed by the Fund in investments). Fund expenses include recurring and regular items, as well as extraordinary expenses for which it may be hard to budget or forecast. As a result, the amount of fund expenses ultimately called or called at any one time may exceed expectations. As also explained in the Partnership Agreements, fund expenses encompass a broad range of expenses and include all expenses of operating the Fund and its related entities, including, for example, any entities used directly or indirectly to acquire, hold, or dispose of any one or more investment(s) or otherwise facilitating the Fund’s investment activities. Expenses to be borne by the General Partner and/or the Manager are limited to those items specifically enumerated in the Partnership Agreements (such as office expenses, rent, furniture and fixtures and other office equipment), and all other costs and expenses in operating the Fund will be borne by the Limited Partners.

From time to time, the General Partner or the Manager will be required to decide whether costs and expenses are to be borne by the Fund, on the one hand, or the General Partner, the Manager, on the other, and/or whether certain costs and expenses should be allocated between or among the Fund, on the one hand, and UBS, on the other hand. The General Partner and the Manager will make such allocation judgments in its fair and reasonable discretion, notwithstanding its interest in the outcome, and may make corrective allocations should it determine that such corrections are necessary or advisable. There can be no assurance that a different manner of allocation would not result in the Fund bearing less (or more) expenses.

Emerging markets securities.

The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could expose a fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Other General Risks

Recent economic conditions and developments in financial services industry.

The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters rely, in part, on the continuation of certain trends and conditions observed in the market for originated debt and bond markets as well as the larger financial markets, including but not limited to interest rates, general levels of economic activity, the rate of inflation, the participation by other investors in the financial markets, and other political economic and social events and circumstances, and, in some cases, the improvement of such conditions. No assurance can be given that such conditions, trends or opportunities will arise or continue, as applicable. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made, or the beliefs and expectations currently held, by the Adviser will prove correct and actual events and circumstances may vary significantly. In particular, the Fund’s investment strategy relies, in part, on the current stability of the conditions in the global economy and markets generally and credit markets specifically. Any instability in the global economy and markets could result in the Fund’s investments not generating expected current proceeds or failing to appreciate. As such, no assurance can be given that such conditions, trends or opportunities will arise or continue, as applicable, or that investments can be acquired or disposed of at favorable prices, since this will depend upon events and factors outside the control of the Fund, the General Partner, and the Adviser.

Deteriorating market conditions in any markets where the Fund makes investments could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of recent market conditions cannot be forecast, nor is it known whether or the degree to which such conditions will remain stable or worsen. Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are made or acquired by the Fund. The failure of significant financial institutions or hedge funds, dislocations in other investment markets or other extrinsic events will also exacerbate such declines.

The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on the continuation of certain trends and conditions observed in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.

Risk of natural disasters, epidemics, terrorist attacks and force majeure events.

Countries and regions in which the Fund invests, where the Adviser has offices or where they otherwise do business are susceptible to natural disasters (e.g., acts of God, fire, flood, earthquake, storm and hurricane), epidemics, pandemics (e.g., COVID-19) and other force majeure events (e.g., war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). The occurrence of a natural disaster, epidemic, pandemic or other force majeure event could adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic) and could adversely affect the Fund’s investment program or the Adviser’s ability to do business. The Adviser, the Fund, their service providers and counterparties may incur expenses, delays, or interruption of critical business functions relating to such events outside of their control, which could have adverse impacts on their respective investment advisory businesses. Such adverse impacts could, in turn, adversely affect the performance of the Fund. This risk of loss can be compounded by the fact that in disrupted markets positions may become illiquid and financing might become unavailable. Volatility may also make it more difficult or costly to rebalance portfolios or keep them within investment guidelines or targets.

Bank, broker or dealer insolvency.

While care is taken in selecting any bank, broker or dealer which will maintain custody of assets of the Fund or act as counterparty for a hedge by the Fund, there is a residual risk that any of such banks, brokers or dealers could become insolvent. It is expected that all securities and other assets deposited with banks, brokers or dealers will be clearly identified as being assets of the Fund and hence the Fund should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and there may be practical or timing problems associated with enforcing the rights of the Fund to its respective assets in the case of an insolvency of any such party.

Counterparty risk.

The Fund is subject to the risk of the failure or default of any counterparty to the Fund’s transactions. If there is a failure or default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund seeks to minimize the Fund’s counterparty risk through the selection of financial institutions and types of transactions employed. However, the Fund’s operational mechanisms may involve counterparty and other risk elements that may create unforeseen exposures.

Reliance on a bank agent.

Most loans will have been made by a syndicate of lenders, one or more of which will act as the agent to administer such loans on behalf of the lenders. The Fund will not act as the agent for the lenders, and therefore must rely on the agent to administer the credit agreement and to collect from the borrower the Fund’s share of the payments on the loan. The agent typically has broad discretion in administering the loan and is not a fiduciary for the other lenders. The Fund will also rely on the agent to determine whether, when and what remedies to exercise under the loan documents following a default by the borrower. The agent also has the right to reimburse itself for its expenses by deducting amounts from payments on the loan that otherwise would be made to the Fund or by requiring the Fund to pay its pro rata share of such expenses.

Institutional risk.

The institutions, including brokerage firms and banks, with which the Fund (directly or indirectly) does business may encounter financial difficulties that impair the operational capabilities or the capital position of the Fund. Brokers may trade with an exchange as a principal on behalf of the Fund, in a “debtor-creditor” relationship, unlike other clearing broker relationships where the broker is merely a facilitator of the transaction. Such broker could, therefore, have title to all of the assets of the Fund (for example, the transactions which the broker has entered into on behalf of the Fund as principal as well as the margin payments which the Fund provides). In the event of such broker’s insolvency, the transactions which the broker has entered into as principal could default and the Fund’s assets could become part of the insolvent broker’s estate, to the detriment of the Fund. In this regard, Fund assets may be held in “street name” such that a default by the broker may cause Fund’s rights to be limited to that of an unsecured creditor.

There is limited disclosure about the investments.

The Fund, the Adviser and the General Partner will not be required to provide the Limited Partners with financial or other information (which may include material nonpublic information) it receives pursuant to the investments and related documents. The General Partner also will not disclose to any of these parties the contents of any notice it receives pursuant to the investments or related documents. In particular, the General Partner will not have any obligation to keep any of these parties informed as to matters arising in relation to any investment.

Limited Partners will not have any right to inspect any records relating to the investments, and the General Partner will not be obligated to disclose any further information or evidence regarding the existence or terms of, or the identity of any obligor on, any investment. Furthermore, the General Partner may demand that any persons requesting that information execute confidentiality agreements before being provided with the information.

No current income.

The Fund’s investment policies should be considered speculative, as there can be no assurance that the Adviser’s assessments of the short-term or long-term prospects of investments will generate a profit.

Market discussion and economic outlook.

The market outlook, trends, opportunities and other matters presented in this Memorandum reflect the Adviser’s current view, which is based on various estimates and assumptions, including about future events. The estimates and assumptions are subject to uncertainties, changes and other risks, many of which may be beyond the Adviser’s control and any of which may cause the actual financial and other results to be materially different from the results expressed or implied herein. There can be no assurance that such market outlook, trends, opportunities and other matters will materialize.

Cybersecurity risk.

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Limited Partners. Similarly, service providers to the Fund, especially the Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network-connected services provided by third parties may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services provided by the Adviser to the Limited Partners may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Limited Partners to be lost or improperly accessed, used or disclosed.

Artificial intelligence and machine learning risks.

The emergence of technology developments in artificial intelligence and machine learning technology, such as Open AI’s release of its ChatGPT application (collectively, “Machine Learning Technology”) could pose risks to UBS, the Fund and its portfolio investments. These risks could arise if UBS utilizes Machine Learning Technology in connection with its business activities, including investment activities, or if third-party service providers of or any counterparties or competitors to the Fund, whether or not known to UBS, use Machine Learning Technology. UBS will not be in the position to control the manner in which third-party products are developed or maintained or the manner in which third-party services are provided. Furthermore, UBS personnel could utilize Machine Learning Technology in contravention of any policies that UBS has to prohibit or otherwise restrict the use of Machine Learning Technology.

Use of Machine Learning Technology by any of the parties described in the previous paragraph could include the input of confidential information (including material non-public information) into Machine Learning Technology, resulting in such confidential information becoming part of a dataset that is accessible by other third-party Machine Learning Technology applications and users. This use could be in contravention of confidentiality agreements or UBS policies. For more information on risks relating to information security see also “Cybersecurity risk.”

Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the dataset that Machine Learning Technology utilizes to operate. Additionally, certain data in such datasets will inevitably contain a degree of inaccuracies and errors, potentially materially so, and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of Machine Learning Technology. To the extent that UBS is exposed to the risk of Machine Learning Technology use, any such inaccuracies or errors could have adverse impacts on UBS, the Fund and its portfolio investments.

Machine Learning Technology and its applications, including in the private investment and financial sectors, continue to develop rapidly and it is impossible to predict the future risks that may arise from such developments.

Forward-looking statements.

This Memorandum contains several forward-looking statements and descriptions of goals and objectives. Although these forward-looking statements and stated goals and objectives are based upon assumptions and research which the Fund believes are reasonable, actual results of operations and achievements may differ materially from the statements, goals and objectives set forth in this Memorandum. Prospective investors are cautioned not to place undue reliance on any forward-looking statements with respect to the Fund. None of the Fund, the Adviser, the General Partner or any of their respective affiliates, principals, members or employees nor any other individual or entity assumes any obligation to update any forward-looking statements as a result of new information, subsequent events or any other circumstances. Such statements speak only as of the date that they are originally made.

Combination or “layering” of multiple risks may significantly increase risk of loss.

Although the various risks discussed herein are generally described separately, prospective purchasers of Units should consider the potential effects of the interplay of multiple risk factors. Where more than one significant risk factor is present, the risk of loss to an investor in the Units may be significantly increased.

Management of the Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund. There are currently [   ] Trustees, [   ] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

The Adviser is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary for the operation of the Fund. The Adviser is a registered investment adviser under the Advisers Act. The Adviser will manage the Fund’s day-to-day business affairs and manage the Fund’s portfolio.

Investment Management Agreement

The Investment Management Agreement between the Adviser and the Fund became effective as of [   ], 2026 and has an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Independent Trustees who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Adviser.

The Investment Management Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, provided that nothing in the Investment Management Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under the Investment Management Agreement.

A discussion regarding the basis for the approval by the Board of the Investment Management Agreement will be available in the Fund’s first annual/semi-annual shareholder report, as applicable.

The services of the Adviser are not deemed to be exclusive, and nothing in the Investment Management Agreement will present it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Management Fee

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser under the Investment Management Agreement, a management fee (the “Management Fee”). The Fund will make any payments due to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. The Management Fee is an amount equal to [   ]% of the Fund’s average daily net assets[, payable monthly in arrears]. The Management Fee will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Management Fees for any partial quarter shall be appropriately prorated.

Payment of Fund Expenses

Pursuant to the Investment Management Agreement, subject to the supervision and direction of the Board, the Adviser is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies. The Adviser also provides the Fund with certain administrative services under the Investment Management Agreement.

The Fund bears certain expenses incurred in its operation, including but not limited to: investment management and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees of the Fund; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and, if necessary, meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses. Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all funds by or under the direction of the Fund’s Board in such manner as the Board determines to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except management and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into a written contract (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid and/or to assume expenses of the Fund, if required to limit certain annual operating expenses to [     ]% of the Fund’s average daily net assets for Class I shares, [ ]% of the Fund’s average daily net assets for Class P shares, [     ]% of the Fund’s average daily net assets for Class A shares, [     ]% of the Fund’s average daily net assets for Class I-F shares and [     ]% of the Fund’s average daily net assets for Class A-F shares at least through [     ], 2027. This limit excludes certain expenses (the “Excluded Expenses”), including shareholder servicing fees, interest charges on fund borrowings, borrowing costs, taxes, brokerage commissions, dealer spreads and other transaction charges, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and interest expense, merger or reorganization expenses, shareholder meeting expenses and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Fund is authorized to reimburse the Adviser for fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by the Adviser and the reimbursement does not cause the applicable class’s aggregate annual operating expenses (excluding Excluded Expenses), on an annualized basis, to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by the Adviser or (ii) the applicable expense limitation in effect at the time of such reimbursement. The Expense Limitation and Reimbursement Agreement has an initial term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation and Reimbursement Agreement during its initial one-year term.

Portfolio Managers

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

[To come by Pre-Effective Amendment]

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of [   ], 2026, the Fund had not commenced investment operations and the only Shares of the Fund were owned by [   ].

[In connection with the Proposed Reorganization, certain shareholders of the Predecessor Fund (the “Anchor Investors”) will receive Class I-F Shares and Class A-F Shares corresponding, in the aggregate, to the NAV of the Predecessor Fund and will not bear any transaction fee. As of [   ], 2026, the NAV of the Predecessor Fund is approximately $[   ]. An Anchor Investor may continue to be deemed to control the Fund until such time as it owns 25% or less of the outstanding Common Shares. This ownership will fluctuate as other investors subscribe for Common Shares and as the Fund repurchases Common Shares in connection with any repurchase offers the Board may authorize. Depending on the size of this ownership interest at any given point in time, it is expected that one or more of the Anchor Investors will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of interest holders.]

Potential Conflicts of Interest

The Adviser, which, for purposes of this section, shall mean, collectively, UBS Group AG, the Adviser and their respective affiliates, directors, partners, trustees, managers, officers and employees, is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As such, the Adviser provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, the Adviser advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account as well as for the accounts of its clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. The Adviser has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and alternative asset management markets, including the types of securities and issuers in which the Fund may directly and indirectly invest. As a result of the Adviser’s activities and dealings, the Adviser’s interests or the interests of its clients (other than the Fund) may conflict with the interests of the Fund.

The Adviser has established certain information barriers and other policies to address the sharing of information between different businesses within the Adviser. As a result of those information barriers, except as otherwise described herein, the Adviser generally will not have access, or will have limited access, to information and personnel in other areas of the Adviser, and generally will not be able to manage the Fund with the benefit of information held by such other areas. Such other areas will have broad access to detailed information that is not available to the Adviser, which, if known to the Adviser, might cause the Adviser to seek to dispose of, retain, make available or increase interests in investments held by the Fund or acquire certain positions on the Fund’s behalf, or take other actions. The Adviser will be under no obligation or fiduciary duty to make any such information available to the Adviser or personnel of the Adviser involved in decision-making. In addition, the Adviser will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other accounts, or for the Fund’s behalf.

The Adviser and its officers, agents and their employees, may serve on creditor or equity committees or advise companies that have issued securities or obligations in which the Fund may invest. The issuers of such underlying securities or obligations may be subject to bankruptcy or insolvency proceedings or otherwise be engaged in financial restructuring activities in a variety of capacities. Such activities may result in the Adviser receiving confidential or material non-public information and may limit or restrict the Adviser’s ability to purchase or sell securities or other obligations or conduct transactions relating to the Fund’s investments because the Adviser could be deemed to be in possession of material non-public information that cannot be used in effecting purchases and sales in securities transactions for the Fund. Additionally, at times, the Adviser and its personnel, in an effort to avoid restrictions for the investments that they manage may, but are under no obligation to, elect not to receive information that other market participants or counterparties are eligible to receive or have received with respect to the issuers of underlying securities or obligations that may be held by the Fund or other accounts that the Adviser manages, and the election not to receive such information could be disadvantageous to the Fund insofar as Adviser may not be able to respond to market information at the same time as other market participants.

Additional conflicts of interest may arise in connection with the Adviser’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other hand. For example, the Adviser may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts that the Adviser advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts managed by the Adviser, the portfolio management teams responsible for the Fund may take action with respect to another account that differs from the action taken with respect to the Fund. The Adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

The Adviser is the sponsor and investment manager or adviser to other registered and unregistered investment funds and accounts other than the Fund and may sponsor similar investment funds or manage accounts in the future that have similar investment objectives, investment strategies and securities investments to that of the Fund. As a result, the Adviser may face conflicts in allocating investment opportunities among the Fund and such other investment funds and accounts, particularly in circumstances where the availability of such investment opportunities is limited. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions), is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with the Adviser’s fiduciary duty to clients (including its duty to seek to obtain best execution of client trades).

UBS, which, for purposes of this section, shall mean, collectively, UBS Group AG, the Investment Manager and their affiliates, directors, partners, trustees, managers, officers and employees. UBS is a bank holding company and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As such, UBS provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, UBS advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account as well as for the account of its clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. UBS has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and alternative asset management markets, including the types of securities and issuers in which the Fund may directly and indirectly invest. As a result of UBS's activities and dealings, UBS's interests or the interests of its clients may conflict with the interests of the Fund and the Investors. As a result, certain of UBS's business activities and dealings, including on the Fund's behalf, may affect the Fund in ways that may disadvantage or restrict the Fund and/or benefit UBS or Other UBS Accounts.

There may be periods when the Adviser and/or its affiliates could preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives. The Adviser, the Fund and certain of their affiliates intend to apply for an exemptive order from the SEC that would permit the Fund to, among other things and subject to the conditions of the Section 17(d) Order (as defined below), invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Adviser and/or its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms) (the “Section 17(d) Order”).

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another Investment Company Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Fund’s Independent Trustees will review and approve policies and procedures of the Fund that are reasonably designed to ensure compliance with the terms of the Section 17(d) Order and have reviewed the allocation policy and other co-investment policies of the Adviser. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the affiliated funds other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated funds will require the “required majority” of the Fund’s Independent Trustees to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the Shareholders.

The Fund, together with interests held by other clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in portfolio companies or other issuers that equal or exceed 5% of such issuer’s outstanding “voting securities” (as defined in the Investment Company Act). In addition, the Fund may seek to invest in a portfolio company’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying portfolio company not be deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may impose limits on the Fund’s dealings with the portfolio company and its affiliated persons. Under certain circumstances the Fund could become an affiliated person of a portfolio company or another issuer. In such circumstances, the Fund may be restricted from transacting with the portfolio company or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

Determination of Net Asset Value

The Fund calculates the NAV of each class of Common Shares as of the close of business on each day the NYSE is open for trading or at such times as the Board may determine. For purposes of determining the net asset value of each class of Common Shares, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of Common Shares outstanding at such time. The Fund determines and makes available for publication the net asset value of its Shares daily.

The Board is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to the Adviser, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies.

The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and ABS) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the Investment Company Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the Investment Company Act. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its NAV, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.

In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Adviser may initiate fair value procedures in accordance with the Fund’s valuation policies to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Adviser from time to time.

The Fund’s fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of “stale” or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Adviser’s use of fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not compute its price. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when an investor cannot buy or sell shares.

Distributions

The Fund intends to distribute all or substantially all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends, “distributions”). The Fund intends to declare dividends daily and distribute dividends to shareholders of record on a monthly basis. Net realized capital gain distributions, if any, are usually declared and paid in December for the prior twelve-month period ending December 31. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

The Investment Company Act generally limits the Fund to one capital gain distribution per year, except for certain permitted distributions related to the Fund’s qualification as a RIC. In addition, the Fund may pay a special distribution at the end of the calendar year to comply with applicable law.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and its use of hedging. To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Adviser will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a shareholder’s Common Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Common Shares, such repurchased Common Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distribution declarations at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s distribution reinvestment plan unless an election is made to receive cash. See “Distribution Reinvestment Plan”.

Distribution Reinvestment Plan

The Board adopted a distribution reinvestment plan (previously defined as the “DRIP”), pursuant to which the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of investors who do not elect to receive their cash dividends or distributions in cash as provided below. As a result, if the Board authorizes, and the Fund declares, a cash dividend or distribution, then Common Shareholders who have not elected to “opt out” of the DRIP will have their cash dividends or distributions (net of any applicable withholding tax) automatically reinvested on behalf of such shareholder in additional Common Shares as described below.

Under the DRIP, no action is required on the part of a registered shareholder to have its cash dividend or other distribution reinvested in Common Shares. A registered shareholder will be able to elect to receive an entire cash dividend or distribution in cash by notifying the plan administrator, in writing, at [ ], so that notice is received by the plan administrator no later than 10 days prior to the record date for the cash dividend or distributions to the Common shareholders. The plan administrator will set up an account for Common Shares acquired through the plan for each shareholder who has not elected to receive cash dividends or distributions in cash and hold the Common Shares in non-certificated form.

The Fund expects to use primarily newly issued Common Shares to implement the DRIP.

The purchase price for Common Shares purchased under the DRIP will be equal to the most recent available NAV per share for such Common Shares on the date the distribution is paid.

The plan is terminable by the Fund upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any cash dividend or distribution by the Fund.

Description of Shares

Shares of Beneficial Interest

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of July 9, 2026, and the Declaration of Trust. The Fund is authorized to issue an unlimited number of Shares. The Declaration of Trust provides that the Trustees may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board may from time to time, without a vote of the common shareholders, divide, combine or, prior to the issuance of Shares, reclassify the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares.

The Fund intends to apply for an exemptive order from the SEC to, among other things, issue multiple classes of Common Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. An investment in any Common Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales charge, if applicable, and ongoing fees and expenses for each Common Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Common Shares are set forth in “Plan of Distribution.”

There is currently no market for the Common Shares, and the Fund does not expect that a market for the Common Shares will develop in the foreseeable future.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [   ], 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common Shares, par value $0.001 per share	Unlimited
Class I Shares	Unlimited	[ ]	[ ]
Class P Shares	Unlimited	[ ]	[ ]
Class A Shares	Unlimited	[ ]	[ ]
Class I-F Shares	Unlimited	[ ]	[ ]
Class A-F Shares	Unlimited	[ ]	[ ]

Common Shares

Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and the purchasers of the Common Shares will have no obligation to make further payments for the purchase of the Common Shares or contributions to the Fund solely by reason of their ownership of the Common Shares in accordance with the Declaration of Trust, except that the Trustees shall have the power to cause shareholders to pay certain expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class I Shares, Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares at the same time and in different per Common Share amounts on Class I Shares, Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares if, as and when authorized and declared by the Board. Although an investment in any class of Common Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

If and whenever preferred shares (“Preferred Shares,” and together with Common Shares, “Shares”) are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “-Preferred Shares” below.

Preferred Shares

The Declaration of Trust provides that the Board may authorize the issuance of Preferred Shares, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Although the terms of any Preferred Shares that the Fund might issue in the future, including dividend rate, liquidation preference and repurchase provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and repurchase provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Fund Trustees at all times. The remaining Fund Trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Fund Trustees at any time two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Delaware Law and Certain Provisions in the Declaration of Trust”. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of Common Shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Repurchase, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares are expected to provide that (1) they are repurchasable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased.

Liquidity Feature. Preferred shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to repurchase Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust. The Board, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Delaware Law and Certain Provisions in the Declaration of Trust

An investor in the Fund will be a shareholder of the Fund and such investor’s rights in the Fund will be established and governed by the Declaration of Trust. Any prospective investors and their advisers should carefully review the Declaration of Trust as each shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Organization and Duration

The Fund was formed in Delaware on July 9, 2026, and will remain in existence until terminated in accordance with the Fund’s Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, the purpose of the Fund is to conduct, operate and carry on the business of an investment company within the meaning of the Investment Company Act. The Fund is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon the Fund pursuant to the agreements relating to such business activity.

Shareholders; Additional Classes of Common Shares

Persons who purchase Shares will be shareholders of the Fund. The Adviser may invest in the Fund as a shareholder.

In addition, to the extent permitted by the Investment Company Act and by the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Common Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Common Shares offered in this Prospectus.

Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Any Common Shares held by a shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) with the written consent of the Adviser or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Common Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Trustees as to such matters as the Trustees may reasonably request.

Transferees will not be allowed to become substituted shareholders without the consent of the Adviser or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Common Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office only by action taken by two-thirds of the remaining Trustees or by the holders of at least two-thirds of the outstanding Shares then entitled to vote in an election of such Trustee. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee.

The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Board.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a shareholder may bring a derivative action on behalf of the Fund, in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees will only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees will be entitled to retain counsel and other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action. In addition, no shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action. Notwithstanding the foregoing, however, such provisions do not apply to any claims arising under U.S. federal securities law.

Further, in addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, any claim that affects all shareholders of the Fund or any series or class equally, that is, proportionately based on their number of Shares in the Fund or in such series of class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholder’s rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. Notwithstanding the foregoing, however, such provision does not apply to any claims arising under U.S. federal securities law.

Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, such provisions do not apply to any claims arising under U.S. federal securities law.

Number of Trustees; Vacancies; Removal

The Fund’s Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than fifteen. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of such Trustee’s term.

Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by the Board in setting the terms of any class or series of Preferred Shares, pursuant to an election under the Fund’s Declaration of Trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

The Fund’s Declaration of Trust provides that with respect to any Trustee of the Fund who is also an employee of the Adviser of the Fund or an affiliate of the Adviser, any such Trustee shall automatically be deemed removed as a Trustee of the Fund simultaneously with the cessation of such Trustee’s employment with the Adviser or its affiliate (for any reason, including termination with or without cause). Except for the foregoing, any of the Trustees may be removed (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal will become effective.

The Fund has a total of [ ] members of the Board, [ ] of whom are Independent Trustees. The Fund’s Declaration of Trust provides that a majority of its Board must be Independent Trustees. Each Trustee shall serve during the continued lifetime of the Fund until such Trustee dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such Trustee’s successor.

Amendment of the Declaration of Trust

The Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust. Shareholders will only have the right to vote (i) on any amendment to the amendment provision in the Declaration of Trust, (ii) on any amendment that would adversely affect the powers, preferences or special rights of the Shares as determined by the Trustees in good faith, (iii) on any amendment submitted to them by the Trustees and (iv) on any matters where shareholder authorization is required by the Investment Company Act, in each case, subject to the terms of the Declaration of Trust.

Term, Dissolution, and Liquidation

Unless dissolved and terminated pursuant to the Declaration of Trust, the Fund shall continue indefinitely. The Board may, without approval of the shareholders, determine to liquidate the Fund as contemplated by Section 3808(e) of the Delaware Statutory Trust Act. After paying or adequately providing for the payment of all claims and obligations as required by Section 3808(e) of the Delaware Act, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property, in cash or in kind or partly each, among the Shareholders according to their respective rights. After the winding up and liquidation of the Fund, including the distribution to the shareholders of any assets of the Fund, a majority of the Trustees will execute and lodge among the records of the Fund an instrument in writing setting forth the fact of such termination and will execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Fund, the Trustees will thereupon be discharged from all further liabilities and duties under the Declaration of Trust, and the rights and interests of all shareholders will thereupon cease.

Closed-End Interval Fund Structure

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) that is operated as an interval fund. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Common Shares of the Fund are not listed on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Fund’s shareholders will have no right to redeem their Common Shares, the Fund conducts periodic repurchase offers as described below under “Periodic Repurchase Offers and Transfers of Shares.” Notwithstanding that the Fund is structured as an “interval fund” and conducts periodic repurchase offers, investors should not expect to be able to sell their Common Shares when and/or in the amount desired, regardless of how the Fund performs. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is designed for long-term investors and an investment in the Common Shares, unlike an investment in a mutual fund or a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Common Shares is not suitable for investors who need access to the money they invest.

The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into an open-end fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including shareholder feedback, the composition of its portfolio, portfolio performance, its financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Common Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s shareholders.

Periodic Repurchase Offers and Transfers of Shares

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its Common Shares. No public market exists for the Common Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Common Shares by the Fund, as described below.

Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental investment policy, requiring the Fund to conduct a Repurchase Offer for at least 5% and up to 25% of its Common Shares at NAV, reduced by any applicable repurchase fee, on a quarterly basis. Such policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act).

Subject to applicable law and approval of the Fund’s Board, once each quarter, the Fund will offer to repurchase at NAV, less any repurchase fee (not to exceed 2% of the proceeds), no less than 5% and no more than 25% of the outstanding Common Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital (including through the Proposed Reorganization if approved and consummated) or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per share of repurchased Common Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Common Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Common Shares outstanding on the Repurchase Request Deadline. For each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of each class of the Fund’s outstanding Common Shares at the NAV applicable to each such class.

Notice to Shareholders

No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their Common Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Common Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date by which the Fund will pay to shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Common Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. Shareholders may withdraw or change a Repurchase Request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Common Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling [ ]. The Fund’s NAV can fluctuate daily, and the current NAV may differ from the NAV on the Repurchasing Price Date. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Common Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date the payment is to be made, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Common Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Common Shares not to exceed 2% of the outstanding Common Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Common Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Common Shares on the Repurchase Request Deadline, the Fund will repurchase the Common Shares on a pro rata basis, provided, that the Fund may accept all Common Shares tendered by persons who own, in the aggregate, fewer than 100 Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by others. Affiliates of the Fund may own Common Shares and determine to participate in the Fund’s repurchase offers, which may contribute to a repurchase offer being oversubscribed and the Fund effecting repurchases on a pro rata basis.

If any Common Shares tendered are not repurchased because of proration, shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares a shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

If a shareholder’s Common Shares are accepted for repurchase, upon payment for such repurchased Common Shares, such Common Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Common Shares tendered pursuant to a repurchase offer will earn dividends declared to shareholders of record only through the date on which payment for repurchased Common Shares is made.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund shareholders.

Liquidity Requirements

From the time that the notification is sent to shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Common Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “Risks – Repurchase Offers Risk.”

Early Repurchase Deduction

The Fund may impose a [ ]% Early Repurchase Deduction on Common Shares repurchased within one year. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Common Shares. Shareholders who are exchanging a class of the Fund’s Common Shares for an equivalent aggregate NAV of another class of the Fund’s Common Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

The Fund may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

●	repurchases resulting from death, qualifying disability or divorce;

●	in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $[ ] minimum account balance;

●	due to trade or operational error; or

●	repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.

As set forth above, the Fund may waive the Early Repurchase Deduction in respect of repurchase of Common Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Common Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Common Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Common Shares (through the repurchase of the Common Shares by the Fund and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). The Fund must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Common Shares, the request to have the Common Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

Transfers of Shares

Any Common Shares held by a shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) with the written consent of the Adviser or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Common Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may reasonably be requested.

Transferees will not be allowed to become substituted shareholders without the consent of the Adviser or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Common Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or any administrator in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Fund, but until such record is made, the shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Fund shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

No shareholder of the Fund will be subject in such capacity to any personal liability whatsoever to any person in connection with Fund’s property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Fund will be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Fund or its shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the Fund’s property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he will not, on account thereof, be held to any personal liability.

Redemption of Senior Securities; Tax Considerations; Fund Expenses

The Fund may not purchase Shares to the extent such purchases would result in the asset coverage with respect to any indebtedness or preferred equity being reduced below the asset coverage requirement set forth in the Investment Company Act. Accordingly, in order to purchase all Shares tendered, the Fund may have to repay or redeem all or part of any then outstanding indebtedness or preferred equity to maintain the required asset coverage.

The repurchase of tendered Shares by the Fund is generally a taxable event to common shareholders. See “Certain U.S. Federal Income Tax Matters”.

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a periodic repurchase offer.

Certain U.S. Federal Income Tax Matters

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to common shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of the Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid, and its net tax-exempt income for such taxable year (the “Annual Distribution Requirement”). Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

The Fund may have investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given taxable year exceed its investment company taxable income, it will have a net operating loss for that year. However, the Fund is not permitted to carry forward net operating losses to subsequent taxable years, and such net operating losses generally will not pass through to the Fund’s shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income.

In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Certain issuers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such issuers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

The Fund may make investments through entities classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly.

In order to meet the 90% Gross Income Test, the Fund may structure certain of its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more Subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such Subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investments in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s controlled group must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that it may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.

The Fund may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period. In addition, if the Fund enters into a “conversion transaction” within the meaning of Treasury Regulation Section 1.337(d)-7(a)(2)(ii) (in this case, the conversion from a limited partnership taxable as a partnership to a corporation taxable as a RIC) the Fund would be required to recognize any unrealized appreciation allocable to certain corporate partners (including certain tax-exempt partners subject to the unrelated business income tax on such allocable portion of gain) of Corporate Credit Income Master Fund (US) LP with respect to the assets deemed transferred from the limited partnership to the RIC if those assets are disposed of during the succeeding 5-year period of the conversion. In such a case, the Fund would be required to pay corporate level tax at the time of the disposition of those assets while the Fund is a RIC. To avoid incurring such corporate level tax while the Fund is a RIC, the Fund may make a deemed sale election in connection with its conversion from a limited partnership to a corporation taxable as a RIC, such that any tax is borne by certain corporate partners in Corporate Credit Income Master Fund (US) LP prior to the conversion. There can be no assurances the Fund will make such election.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to shareholders. Additionally, the Fund would not be able to deduct distributions to its shareholders, nor would distributions to shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends- received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the DRIP. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to reach such distribution as cash). The additional shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund.

The Internal Revenue Service has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current or accumulated earnings and profits for federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent the Fund will be able to pay taxable dividends in cash and shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).

If an investor purchases shares in the Fund shortly before the record date of a distribution, the price of the shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

U.S. shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. There can be no assurance that the Fund will report any distributions as Section 163(j) interest dividends.

Sale or Exchange of Shares

Upon the sale or other disposition of the Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long- term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. Shareholders who tender all Shares of the Fund held, or considered to be held, by the will be treated as having sold their Shares and generally will realize a capital gain or loss (i.e., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares (i.e., “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Sale or Exchange Treatment. In general, the tender and repurchase of the Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long- term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in U.S. Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund expects to qualify as a publicly offered RIC, although there can be no assurances that the Fund will be treated as a publicly offered RIC with respect to each of its taxable years. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder.

Nature of the Fund’s Investments

Certain hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Equity Investments

The Fund may hold certain securities that are treated as equity interests in a corporation for U.S. federal income tax purposes, such as preferred stock with redemption or repayment premiums or, possibly, equity in a PFIC (as further described below in “—Non-U.S. Investments”). Adjustments to the conversion ratios of convertible stock and the existence of redemption premiums may give rise to deemed dividend income without the Fund receiving any cash, which could complicate the Fund’s ability to satisfy the Annual Distribution Requirement and Excise Tax Distribution Requirements.

Non-U.S. Investments

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a “passive foreign investment company” under the Code (“PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusions are derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.

In general, a foreign corporation will be classified as a “controlled foreign corporation” under the Code (“CFC”) if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is a U.S. shareholder in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. If the Fund is treated as receiving such a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are generally “good income” for purposes of the 90% Gross Income Test either if (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusions are derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities are generally treated as ordinary income or loss by the Fund.

Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Net Investment Income Tax

Individual and other non-corporate U.S. shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. shareholder’s “net investment income” for the taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of shares (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

U.S. Tax Exempt Shareholders

Under current law, the Fund generally serves to prevent the attribution of unrelated business taxable income (“UBTI”) from being realized by its U.S. tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. tax-exempt shareholder could realize UBTI by virtue of its investment in Shares if such U.S. tax-exempt shareholder borrows to acquire its Shares. U.S. tax-exempt shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Furthermore, a tax-exempt Shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools.

Foreign Shareholders

U.S. taxation of a shareholder who is not a U.S. shareholder (such as a nonresident alien individual, a non-U.S. trust or estate or a non-U.S. corporation, as defined for U.S. federal income tax purposes) (a “non-U.S. shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, if applicable), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Nevertheless, in the case of the Shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest- related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a non-U.S. shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

In the case of a repurchase of shares by the Fund, a non-U.S. shareholder generally will not be subject to on the proceeds if such repurchase qualifies for sale or exchange treatment as discussed above under Sale or Exchange Treatment or if such repurchase is treated as a distribution in excess of current and accumulated earnings and profits. If such repurchase does not qualify for sale or exchange treatment and is treated as a distribution paid from the Fund’s current or accumulated earnings and profits, then the Fund will be required to withhold from the proceeds of such repurchase in accordance with the rules applicable to withholding from dividends discussed above.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate, if applicable) unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it may be relevant to their ownership and disposition of the Shares.

Loss Reportable Transaction

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Plan of Distribution

Common Shares

The Fund is authorized to offer five separate classes of Common Shares designated as Class I Shares, Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares. Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure (“Multi-Class Exemptive Relief”). There is no assurance that the Fund will be granted Multi-Class Exemptive Relief. The Fund may in the future register and include other classes of Shares in the offering.

Common Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Common Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Class I-F Shares and Class A-F Shares are only available for purchase in the Fund’s Initial Offering Period. Following the Fund’s Initial Offering Period, the Fund will cease offering Class I-F Shares and Class A-F Shares and the Fund will then offer three classes of Shares, Class I Shares, Class P Shares and Class A Shares.

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by the Fund’s executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) by other categories of investors that the Fund names in an amendment or supplement to this prospectus. Generally, Class P Shares are available through [    ]. Generally, Class A Shares are available only through brokerage, transactional-based accounts. Not all Dealers offer all classes of Common Shares. See “Share Class Considerations” below.

Distributor

[    ], located at [    ], acts as the distributor of the Fund’s Common Shares, pursuant to a distribution services agreement with the Fund (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. See “Plan of Distribution.”

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Common Shares of the Fund upon the terms set forth in this Prospectus. The Distributor also may enter into agreements with Dealers for the sale and servicing of the Common Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Common Shares or tender the Common Shares for repurchase, or otherwise transact business with the Fund. Class I Shares, Class P Shares, Class I-F Shares and Class A-F Shares are each not subject to a sales charge; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class I Shares, Class P Shares, Class I-F Shares or Class A-F Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their Dealers or other financial intermediaries about any transaction or other fees or charges their Dealers or other financial intermediaries might impose on each class of Common Shares in addition to any fees imposed by the Fund. See “-Class A Shares-Sales Charge” below.

Minimum Investments

The following investment minimums apply for purchases of the Common Shares:

	Class I Shares	Class P Shares	Class A Shares	Class I-F Shares	Class A-F Shares
Minimum Initial Investment	$10,000,000	$10,000	$10,000	N/A	N/A
Minimum Subsequent Investment	$500	$500	$500	N/A	N/A

[The $10,000,000 minimum initial investment for Class I Shares set forth in the above table applies to individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Dealer or other financial intermediary that has entered into an agreement with the Distributor to purchase Class I Shares.]

[For Class I Shares, there is no minimum initial investment for:

●	Employer-sponsored retirement plans (not including Simplified Employee Pension Individual Retirement Arrangements, Savings Incentive Match Plan for Employees Individual Retirement Accounts or Salary Reduction Simplified Employee Pension Plans) and state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.

●	Employees, officers and directors/trustees of [UBS] or its affiliates and immediate family members of such persons, if they open an account directly with [UBS].

●	Clients of Dealers or other financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load program or investment platform.]

The minimum for initial and subsequent investments may be waived by the Adviser for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and subsequent investments may also be reduced by the Adviser for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Share Class Considerations

The Fund offers five classes of Common Shares: Class I Shares, Class P Shares, Class A Shares, Class I-F Shares and Class A-F Shares. When selecting a share class, investors should consider the following:

●	which share classes are available to an investor;

●	the amount an investor intends to invest;

●	how long an investor expects to own the Common Shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. Investors should speak with their financial adviser to help them decide which share class is best for them. Not all Dealers offer all classes of Common Shares. In addition, Dealers may vary the actual sales charge charged, if applicable, as well as impose additional fees and charges on each class of Common Shares. If an investor’s Dealer offers more than one class of Common Shares, they should carefully consider which class of Common Shares to purchase.

Intra-Fund Share Class Conversions

Subject to the conditions set forth in this paragraph, Common Shares of one class of the Fund may be converted into (i.e., reclassified as) Common Shares of a different class of the Fund at the request of a shareholder’s financial intermediary, if approved by the Adviser in its sole discretion. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this Prospectus and the SAI). No sales charge will be imposed on the conversion of shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the Common Shares received during a conversion will be based on the relative NAV of the Common Shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Class I Shares and Class P Shares

Class I Shares and Class P Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales charge imposed by the Fund or the Distributor or distribution fees. Because the Class I Shares and Class P Shares are sold at the prevailing NAV without an upfront sales charge, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee charged by a selling agent or other financial intermediary).

Class A Shares

Sales Charge

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

Amount purchased	As a % of amount invested	As a % of offering price	Commission to financial representative as a % of offering price
Less than $100,000	2.56%	2.50%	[ ]	%
$100,000 to less than $250,000	2.04%	2.00%	[ ]	%
$250,000 or more	0.00%	0.00%	[0.00]	%

* On purchases of $250,000 or more, there is no initial sales charge.

The sales charge for Class A Shares will be deducted out of the Shareholder’s subscription amount, and will not constitute part of such Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No sales charge may be charged without the consent of the Distributor.

Investors may be able to buy Class A Shares subject to a waived or reduced sales charge, if applicable (i.e., “load-waived”), when they are:

●	reinvesting distributions;

●	a current or former trustee of the Fund;

●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell Class A Shares; or

●	purchasing Class A Shares through a financial services firm that has a special arrangement with the Fund

Financial intermediaries typically receive the sales charge with respect to Class A Shares purchased by their clients. Financial intermediaries may, in their sole discretion, reduce or waive the sales charge on a non-scheduled basis in individual cases. The availability of any such sales charge reduction or waiver may depend on the particular financial intermediary, or type of account through which an investor purchases or holds Shares, or such other factors as determined by the financial intermediary. Investors should contact their financial intermediary for more information regarding applicable sales charge waivers and discounts that may be available to them and the financial intermediary’s related policies and procedures.

In addition, the Fund will combine purchases of Class A Shares made by a Shareholder, the Shareholder’s spouse or domestic partner, and dependent children when it calculates the applicable sales charge.

It is the Shareholder’s responsibility to determine whether a reduced sales charge would apply pursuant to the listed sales charge waivers listed above, including by communicating with his or her selling agent or financial intermediary through whom the purchase is made, as applicable. The Fund is not responsible for making such determination. To receive a reduced or waived sales charge, notification must be provided at the time of the purchase order. Notice should be provided to the selling agent or financial intermediary through whom the purchase is made so they can notify the Fund and give the Fund sufficient information to permit the Distributor to confirm that the Shareholder qualifies for such a reduction or waiver.

Shareholder Servicing and Distribution Fee

Class A Shares pay to the Distributor a shareholder servicing and distribution fee equal to [ ]% per annum of the average daily value of the Fund’s net assets for the Class A Shares. See “—Distribution and Service Plan- Class A Shares and Class A-F Shares.”

Class A-F Shares

Sales Charge

Class A-F Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales charge imposed by the Fund or the Distributor.

Shareholder Servicing and Distribution Fee

Class A-F Shares pay to the Distributor a shareholder servicing and distribution fee equal to [ ]% per annum of the average daily value of the Fund’s net assets for the Class A-F Shares. See “ –Distribution and Service Plan-Class A Shares.”

Distribution and Service Plan – Class A Shares and Class A-F Shares

The Fund has adopted the Distribution and Service Plan to pay to the Distributor a shareholder servicing and/or distribution fee for certain activities relating to the distribution of Class A Shares and Class A-F Shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A Shares and Class A-F Shares. The Distribution and Service Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 in accordance with the terms of the Multi-Class Exemptive Relief. Under the Distribution and Service Plan, the Fund pays the Distributor a shareholder servicing and/or distribution fee that together accrue at an annual rate equal to [ ]%, which reduces the NAV of Class A Shares and Class A-F Shares. Because these fees are paid out of the Fund’s assets attributable to Class A Shares and Class A-F Shares on an ongoing basis, over time, they will increase the cost of an investment in Class A Shares and Class A-F Shares, including causing the Class A Shares and Class A-F Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I Shares, Class P Shares and Class I-F Shares. [For Class [ ] Shares, [ ]% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.]

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub- accounting and other administrative services outside of its Distribution and Servicing Plan.

Class I Shares, Class P Shares and Class I-F Shares are not subject to any shareholder servicing or distribution fees.

How to Purchase Shares

The following section provides basic information about how to purchase Common Shares of the Fund.

The Distributor acts as the distributor of the Common Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund. The Common Shares will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. Common Shares will be sold at a public offering price equal to the then-current NAV of the applicable class.

The Fund will have the sole right to accept orders to purchase Common Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Fund’s Common Shares. The Common Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Neither the Adviser, the Distributor nor the Dealers intend to make a market in the Fund’s Common Shares.

Acceptance and Timing of Purchase Orders

A purchase order received in good order by the Fund or a financial intermediary prior to the close of the NYSE, on a day the Fund is open for business, together with payment will be effected at that day’s NAV. An order received after the close of the NYSE will be priced based on the Fund’s NAV next computed after it is received by the relevant financial intermediary. The definition of “good order” may vary among financial intermediaries. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of its portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business. For shares purchased through the Fund’s transfer agent, order instructions must be received in good order prior to the close of regular trading on the NYSE in order to receive the current day’s NAV. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. For more information on purchasing Common Shares through the Fund’s transfer agent, please call [    ].

Investors may buy shares of the Fund through brokers, dealers and other financial intermediaries (each a “Dealer”) that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Dealer or the Dealer’s authorized designee. The Fund will be deemed to have received a purchase order when a Dealer or, if applicable, a Dealer’s authorized designee, receives the request in good order. A purchase order from the client of a Dealer is not received in “good order” by such Dealer unless and until a confirmation of such order is passed back from the Distributor, the Fund, or their delegate to the broker who submitted the order, which may not occur until the business day immediately following the business day on which the purchase order was submitted by the client to such Dealer or at another time determined by the Fund or the Dealer. A Dealer may hold shares in an omnibus account in the Dealer’s name or the Dealer may maintain individual ownership records. Dealers may charge fees for the services they provide in connection with processing a shareholder’s transaction order or maintaining an investor’s account with them. Investors should check with their Dealer to determine if it is subject to these arrangements. Dealers are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.

Dealers and other financial intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus (including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a stockholder’s ability to purchase Common Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Dealer or other financial intermediary. The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Common Shares. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If a shareholder places an order to buy Common Shares and their payment is not received and collected, their purchase may be canceled and they could be liable for any losses or fees the Fund has incurred.

Payments to Financial Intermediaries

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Dealers in connection with the sale of the Common Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives, as described in more detail below. The Additional Compensation may differ among brokers or dealers in amount. Payments of Additional Compensation may be fixed dollar amounts based on the aggregate value of outstanding Common Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Servicing Arrangements

The Fund’s Common Shares may be available through Dealers that have entered into shareholder servicing arrangements with respect to the Fund.

These Dealers provide varying investment products, programs, platforms and accounts, through which investors may purchase Common Shares. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular Dealer’s products, programs, platform and accounts.

The Adviser and/or its affiliates may make payments to Dealers for the shareholder services provided. These payments are made out of the Adviser’s own resources and not Fund assets. The actual services provided by these Dealers, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the Dealer and/or a percentage of the value of shares held by investors through the firm. Please see the Fund’s SAI for more information.

These payments may be material to Dealers relative to other compensation paid by the Fund, the Adviser and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service fees, Sub-Transfer Agency Expenses, revenue sharing or “shelf space” fees and event support, other non-cash compensation. Also, the payments may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and/or its affiliates do not control these Dealers’ provision of the services for which they are receiving payments.

These Dealers may impose additional or different conditions than the Fund on purchases of Common Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Common Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each Dealer is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these Dealers or participants in programs serviced by them should contact their Dealer for information regarding these fees and conditions.

Other Payments

[Investors who purchase Shares of the Fund in connection with the Fund’s commencement of operations] and during an initial [two-week] period following the Fund’s commencement of investment operations, as such period may be extended by the Fund (previously defined as the “Initial Offering Period”), will receive additional Shares over time (previously defined as the “Additional Shares”) commensurate with the amount of their investment in the Fund during the Initial Offering Period. The Adviser and/or its affiliates intend to purchase Additional Shares on behalf of such investors (or deliver to such investors Additional Shares from the assets of the Adviser and/or its affiliates) that invest during the Initial Offering Period. As a result, neither the investor nor the Fund will use its own assets to purchase these Additional Shares. Investors that submit a subscription during the Initial Offering Period are deemed to have “purchased” such Class I-F Shares or Class A-F Shares, as applicable, during the Initial Offering Period, although the Fund may not fully accept the subscription or the subscription may not be fully funded due to eligibility, regulatory and other requirements in connection with such subscription. Such Class I-F Shares and Class A-F Shares will be valued as of the date of issuance.

Additional Shares will have the same rights as other Shares. Investors are expected to receive such Additional Shares in three equal installments, paid on each two-year anniversary of the close of the Initial Offering Period. Only Class I-F Shares and Class A-F Shares will be available for purchase during the Initial Offering Period.

Purchases by the Adviser and/or its affiliates may create an incentive for Shareholders to invest additional amounts in the Fund during the Initial Offering Period. Because the Adviser’s management fee is based on a percentage of the value of the Fund’s net assets, any Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing these additional Shares. There is a risk that any such investors may submit their Shares for repurchase by the Fund, particularly after purchases of the additional Shares by the Adviser and/or its affiliates have ceased. As with repurchase requests by any Shareholder, such repurchase requests could have a significant negative impact on the Fund, including on the Fund’s liquidity. The Adviser may be deemed to be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the purchase of the Additional Shares. The Adviser, in its sole discretion, may terminate the Initial Offering Period at any time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi- annual report, when available, will be mailed to those addresses shared by two or more accounts. If shareholders wish to receive individual copies of these documents and their shares are held in the Fund’s account, call the Fund at [ ]. Shareholders will receive the additional copy within 30 days after receipt of their request by the Fund. Alternatively, if a shareholder’s shares are held through a financial institution, please contact the financial institution.

Custodian and Transfer Agent

The custodian of the assets of the Fund is [              ], whose principal business address is [              ]. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

[              ], whose principal business address is [              ], serves as the Fund’s transfer agent with respect to the Common Shares.

Administration and Accounting Services

[              ] provides certain administration and accounting services to the Fund pursuant to a [Services Agreement (the “Services Agreement”)]. Pursuant to the Services Agreement, the Administrator provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax filings and other administrative activities. For these and other services it provides to the Fund, the Fund pays the Administrator an annual fee in an amount equal to [    ]% of the Fund’s net assets (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore they decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Independent Registered Public Accounting Firm

[              ], whose principal business address is [              ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Legal Matters

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, D.C. 20001 and 425 Lexington Avenue, New York, NY 10017, serves as counsel to the Fund. [              ] serves as special Delaware counsel to the Fund.

Privacy Notice

[TO COME BY PRE-EFFECTIVE AMENDMENT]

APPENDIX A - LIST OF INVESTMENTS OF THE PREDECESSOR FUND

[TO COME BY PRE-EFFECTIVE AMENDMENT]

UBS ASSET MANAGEMENT

CREDIT INCOME OPPORTUNITIES FUND

Class I Shares

Class P Shares

Class A Shares

Class I-F Shares

Class A-F Shares

PROSPECTUS

[                  ]

All dealers that buy, sell or trade Common Shares, whether or not participating in this offer, may be required to deliver a Prospectus when acting on behalf of the Distributor.

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 12, 2026

UBS ASSET MANAGEMENT

CREDIT INCOME OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

UBS Asset Management Credit Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company that operates as an “interval fund.” This Statement of Additional Information (“SAI”) relating to the Fund’s common shares of beneficial interest (the “Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [    ]. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling UBS Asset Management (Americas) LLC at 800-293-1232 or by written request to the Fund at 1285 Avenue of the Americas, New York, New York 10019. Investors may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [                ]

i

Investment Policies

The Fund’s fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this registration statement, “majority of the outstanding voting securities of the Fund” means the lesser of: (i) of 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Board without shareholder approval and on prior notice to shareholders of the Fund. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Fundamental Policies:

The Fund may not:

1.	Borrow money, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Issue senior securities, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Underwrite securities of other issuers, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

5.	Purchase or sell real estate except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Make loans except (a) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies or (b) to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

1

With respect to the fundamental policy relating to borrowing money set forth above, the Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and preferred shares, bears to the aggregate amount of all borrowings and preferred shares. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4 under the Investment Company Act. Borrowing money to increase portfolio holdings is known as “leveraging.”

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to underwriting set forth above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.

With respect to the fundamental policy relating to concentration set forth above, the Investment Company Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The underlying funds in which the Fund invests are not subject to the Fund’s investment restrictions or other policies. The Fund will, however, consider the investments held by underlying funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

With respect to the fundamental policy relating to commodities set forth above, the Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.

With respect to the fundamental policy relating to lending set forth above, the Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

2

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the Investment Company Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the Investment Company Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the Investment Company Act, the policy will be interpreted to mean either that the Investment Company Act expressly permits the practice or that the Investment Company Act does not prohibit the practice.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund:

(a)	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Common Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Investment Company Act, unless suspended or postponed in accordance with regulatory requirements;

(b)	The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the Repurchase Offer.

(c)	Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

Non-Fundamental Restrictions

Under normal circumstances, the Fund will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in credit instruments (the “80% Policy”). For purposes of the Fund’s 80% Policy, “credit instruments” include, but are not limited to (i) loans, including, but not limited to, senior loans, secured floating rate loans, revolving loans, mezzanine loans and directly originated loans; (ii) below-investment grade senior secured or unsecured bonds, convertible debt obligations and convertible preferred stock; (iii) collateralized debt obligations (including debt tranches of collateralized loan obligations (“CLOs”)), residential mortgage-backed securities; asset-backed securities, securitizations, and whole business securitizations; and (iv) any other securities with fixed-income characteristics, including, without limitation, investment grade bonds, debentures, notes, deferred interest, payment-in-kind (“PIK”) or zero coupon securities, stripped securities and commercial paper.] The Fund’s investments in derivatives will be counted toward the Fund’s 80% Policy to the extent that they provide investment exposure to the investments included within that policy or to one or more market risk factors associated with such investments. The Fund’s 80% Policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed.  The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements to the 80% Policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with the 80% Policy as soon as reasonably practicable.

3

Additional Risk Factors

The following information supplements the discussion of the Fund’s investment objective, investments and related risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Loan Origination.

The Fund or, in some instances, the Adviser or an affiliate, on behalf of the Fund, may originate loans. In originating such loans, the Fund will compete with a broad spectrum of lenders, some of which could have greater financial resources than the Fund or could be willing to provide capital on better terms (from a borrower’s standpoint) than the Fund. The increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Loan origination involves a number of particular risks that might not exist in the case of secondary debt purchases. It is possible that the Adviser has to rely more on its own resources to conduct due diligence of the borrower. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination can also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions. The Adviser will attempt to ensure that the Fund’s investments are compliant with such regulations by reviewing and taking advice on loan origination regulations in each relevant country. However, the scope of these regulatory requirements (and certain permitted exemptions) can vary from jurisdiction to jurisdiction and can change from time to time.

There are also specific risks associated with originating loans to private and middle-market companies that might not exist in the case of large or publicly traded companies. Private and middle-market companies could have limited financial resources and limited access to capital. These limitations can increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on guarantees or collateral that they might have obtained. Further, these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which can render such companies more vulnerable to competition, market conditions and general economic downturns. There can also be less publicly available information about these companies as compared to public companies. Additionally, middle-market companies are more likely to depend on the management efforts of a small group of persons. As a result, the death, disability, resignation or termination of one or more of these persons in a given company could have a materially adverse impact on such company’s ability to meet its obligations. Further, these companies can have difficulty accessing the capital markets to meet future capital needs, which could limit the companies’ ability to grow or to repay their outstanding indebtedness upon maturity.

Zero Coupon Bond and Payment-In-Kind Securities Risk.

Investments in  zero coupon  and  payment-in-kind  securities are subject to certain risks, including that market prices of  zero coupon  and  payment-in-kind  securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because  zero coupon  securities bear no interest, their prices are especially volatile. And because  zero coupon  bondholders do not receive interest payments, the prices of  zero coupon  securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of  zero coupon  securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for  zero coupon  and  payment-in-kind  securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a registered investment company and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of  paid-in-kind  interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

4

Forward Commitments; When-Issued Securities.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per Share.

Limited Amortization Requirements.

The Fund can invest in loans that have limited mandatory amortization requirements. While these loans can obligate an issuer to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements can be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment can increase the risk that the issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Valuation Risk.

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an  “over-the-counter”  market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Failure of Servicers to Effectively Service Loans.

The failure of servicers to effectively service the loans and/or pools thereof in which the Fund has an investment would materially and adversely affect the Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The servicer’s quality is of significant importance in the management of loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss may be greater than the outstanding principal balance of that loan.

5

Foreign Investments.

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.

Since the Fund may invest in securities of issuers domiciled outside the U.S. or that are denominated in various foreign currencies or multinational currency units, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.

The majority of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.

With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States.

Foreign Markets.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Some countries have less developed securities markets (and related transaction, registration and custody practices). Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity. In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence, or other actions.

6

Increased Expenses.

The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities.

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Europe - Recent Events.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

7

Regulatory Aspects of Derivatives Instruments.

Pursuant to a notice of eligibility filed with the CFTC, the Fund is not deemed to be a “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration as such under the Commodity Exchange Act. The Adviser is not required to be registered as a “commodity trading advisor” with respect to its service as the investment adviser to the Fund.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. With respect to futures contracts that are not contractually required to “cash-settle” and which the Fund’s Board has not determined to treat as “cash-settled,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle” and those which the Board has determined to treat as “cash-settled” (including currency forwards that settle in currencies of G-10 countries), however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Rule 18f-4 Under the Investment Company Act. Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined in the Prospectus under “Use of Leverage—Dollar Roll Transactions”).

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Trustees, and periodically reviews the DRMP and reports to the Fund’s Board.

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Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Regulation of OTC Derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, included provisions that comprehensively regulated OTC derivatives. Dodd-Frank provided that the Commodity Futures Trading Commission (“CFTC”) regulate “swaps” and that the SEC regulate “security based swaps.” Swaps include, among other things, OTC derivatives on interest rates, commodities, broad-based securities indexes, including broad-based credit default swap indexes, and currency. Security-based swaps include, among other things, OTC derivatives on single securities, baskets of securities, or narrow-based indexes, or on loans and single-name or narrow-based indexes of credit default swaps.

Dodd-Frank authorized the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses and directed the SEC and CFTC to establish documentation, and dealer and major participant registration requirements for derivatives that continued to trade on the over-the-counter market. Dodd-Frank also directed the SEC, with respect to security-based swaps traded by non-banking entities, the CFTC, with respect to swaps traded by non-banking entities, and the U.S. bank regulators (the “Prudential Regulators”), with respect to security-based swaps and swaps traded by banking entities, to develop margin rules for OTC derivatives and capital rules for regulated dealers and major participants.

As a result of these regulations, several types of CFTC-regulated swaps are required to be traded on swap execution facilities and cleared through a regulated designated clearing organization (“DCO”). Swaps submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant DCO.

In addition, swap dealers are required to post and collect variation margin from a fund and may be required by applicable regulations to collect initial margin from a fund in connection with trading of OTC swaps with a fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Further, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

As a contractual matter, OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums and for OTC derivatives beyond any regulatory minimums. The regulators also have broad discretion to impose margin requirements on cleared and non-cleared derivatives.

These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees. As required by the Investment Company Act, margin posted by the Fund directly to a dealer in respect to an OTC derivative, will be posted through the fund’s custodian pursuant to a tri-party agreement. Margin posted by the Fund to a DCO, however, is posted directly to the Fund’s futures commission merchant that is the applicable member of the DCO for posting to the clearing house.

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OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member, although the CFTC’s LSOC regulations generally mitigate much of the “fellow customer” bankruptcy risk that is applicable to cleared futures. Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Swap dealers and major swap participants are now required to register with the CFTC and security-based swap dealers and major security-based swap participants, are required to register with the SEC. Swap dealers and security-based swap dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for dealers in both cleared and OTC derivatives, which costs may be passed along to the Fund as market changes continue to be implemented. The overall impact of these Dodd-Frank-related regulations on the Fund remains highly unclear.

In addition, regulations adopted by Prudential Regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

In addition, the CFTC and the United States commodities exchanges has historically imposed limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges, including with respect to futures and options on futures on many physical commodities, such as energy metals and agricultural commodities (the “core referenced futures contracts”), and on economically equivalent swaps. An economically equivalent swap is a swap with identical material contractual specifications, terms and conditions to a core referenced futures contract, disregarding differences with respect to any of the following: (1) lot size specifications or notional amounts, (2) post-trade risk management arrangements and (3) delivery dates for physically-settled swaps as long as these delivery dates diverge by less than one calendar day from the referenced contract’s delivery date (or, for natural gas, two calendar days). Certain position limits rules include an exemption from limits for bona fide hedging transactions or positions. A bona fide hedging transaction or position may exceed the applicable federal position limits if the transaction or position: (1) represents a substitute for transactions or positions made or to be made at a later time in a physical marketing channel; (2) is economically appropriate to the reduction of price risks in the conduct and management of a commercial enterprise; and (3) arises from the potential change in value of (A) assets which a person owns, produces, manufactures, processes or merchandises, or anticipates owning, producing, manufacturing, processing or merchandising; (B) liabilities which a person owes or anticipates incurring; or (C) services that a person provides or purchases, or anticipates providing or purchasing. The CFTC’s position rules set forth a list of enumerated bona fide hedges for which a market participant is not required to request prior approval from the CFTC in order to hold a bona fide hedge position above the federal position limit. However, a market participant holding an enumerated bona fide hedge position still would need to request an exemption from the relevant exchange for exchange-set limits. For non-enumerated bona fide hedge positions, a market participant may request CFTC approval (directly or indirectly through the applicable exchange) which must be granted prior to exceeding the applicable federal position limit, except where there is a demonstrated sudden or unforeseen increase in bona fide hedging needs (in which case the application must be submitted within five business days after the market participant exceeds the applicable limit). As a consequence of the CFTC’s position limits, the size or duration of positions available to a Fund may be severely limited. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. The Fund may be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Fund.

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Management of the Fund

Investment Management Agreement

UBS Asset Management (Americas) LLC (the “Adviser”) serves as the investment adviser to the Fund.  The Adviser is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division.  The Adviser is located at 1285 Avenue of the Americas, New York, New York 10019 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [      ], 2026 and has an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Management Agreement, the Fund pays the Adviser a management fee (the “Management Fee”) in an amount equal to [   ]% of the Fund’s average daily net assets, [payable monthly in arrears]. The Management Fee will be paid to the Adviser before giving effect to any repurchase of Common Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Management Fees for any partial quarter shall be appropriately prorated.

[The Adviser has entered into a written contract (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid and/or to assume expenses of the Fund, if required to limit certain annual operating expenses to [     ]% of the Fund’s average daily net assets for Class I shares, [ ]% of the Fund’s average daily net assets for Class P shares, [     ]% of the Fund’s average daily net assets for Class A shares, [     ]% of the Fund’s average daily net assets for Class I-F shares and [     ]% of the Fund’s average daily net assets for Class A-F shares at least through [     ], 2027. This limit excludes certain expenses (the “Excluded Expenses”), including shareholder servicing fees, interest charges on fund borrowings, borrowing costs, taxes, brokerage commissions, dealer spreads and other transaction charges, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and interest expense, merger or reorganization expenses, shareholder meeting expenses and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Fund is authorized to reimburse the Adviser for fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by the Adviser and the reimbursement does not cause the applicable class’s aggregate annual operating expenses (excluding Excluded Expenses), on an annualized basis, to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by the Adviser or (ii) the applicable expense limitation in effect at the time of such reimbursement. The Expense Limitation and Reimbursement Agreement has an initial term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation and Reimbursement Agreement during its initial one-year term.

Information on Trustees and Officers

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s declaration of trust and bylaws. The Fund’s Trustees have been divided into two groups – Trustees who are not “interested persons” of the Fund (“Non-Interested Trustees”) and Trustees who are “interested persons” of the Fund (“Interested Trustees”). An “interested person” is defined in Section 2(a)(19) of the Investment Company Act to include, among others, persons who currently have or have had certain affiliations or relationships with a fund or its investment adviser or principal underwriter. The Board is currently composed of [   ] members, each of whom, other than [   ], is a Non-Interested Trustee. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

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The Board has appointed [   ], a Non-Interested Trustee, to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The Chair serves as a key point person for dealings between management and the Trustees. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and the Fund’s other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Trustees, except for [   ], constitute the Fund’s Audit Committee, which is composed of Non-Interested Trustees. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Trustees, except for [   ], constitute the Fund’s Nominating and Governance Committee, which is composed of Non-Interested Trustees. In nominating candidates, the Nominating and Governance Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating and Governance Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

[The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o UBS Asset Management (Americas) LLC, 1285 Avenue of the Americas, New York, New York 10019. Shareholders or shareholder groups submitting proposed candidates must substantiate compliance with the requirements in the Fund’s By-laws at the time of submitting their proposed candidate. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the Investment Company Act), and information regarding such individual that is sufficient, in the discretion of the Nominating and Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)). To be considered for inclusion in the Fund’s proxy statement, the submission must be delivered to or mailed and received at the principal executive offices of the Fund not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such stockholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s bylaws.]

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve as a Trustee. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex (as defined below), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

[To come by Pre-Effective Amendment]

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Fund Complex “ and any currently held public company and other investment company directorships.

[To come by Pre-Effective Amendment]

Certain biographical and other information relating to the officers of the Fund who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Each executive officer is an “interested person” of the Fund (as defined in the Investment Company Act) by virtue of that individual’s position with the Adviser or its affiliates described in the table below.

[To come by Pre-Effective Amendment]

Trustee Beneficial Ownership of Shares

As the Fund is newly-offered, as of [ ], 2026, none of the Trustees or officers of the Fund owned any Common Shares of the Fund.

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[As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

Compensation of Trustees

[To come by Pre-Effective Amendment]

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Portfolio Management

Portfolio Manager Assets Under Management [To come by Pre-Effective Amendment]

Portfolio Manager Compensation Overview [To come by Pre-Effective Amendment]

Securities Ownership of Portfolio Managers [To come by Pre-Effective Amendment]

Proxy Voting Policies

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. Following is a summary of the Adviser’s proxy voting policy.

You may obtain information about the Fund’s proxy voting decisions for the most recent 12-month period ended June 30th, without charge, by calling the Trust toll-free at 877-870-2874 or on the EDGAR database on the SEC’s Web Site (www.sec.gov).

The proxy voting policy of the Adviser is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, the Adviser expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. The Adviser may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the Adviser’s proxy voting policy.

When the Adviser’s view of a company’s management is favorable, the Adviser generally supports current management initiatives. When the Adviser’s view is that changes to the management structure would probably increase shareholder value, the Adviser may not support existing management proposals. In general, the Adviser generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, the Adviser focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. The Adviser exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

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The proxy voting policy includes guidelines regarding environmental, social, and corporate governance (“ESG”) factors during the exercise of voting rights on behalf of the Adviser’s clients, such as the Fund. Underlying the Adviser’s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

The Adviser has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, the Adviser has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever the Adviser becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal the Adviser’s committee may be notified and determine the manner in which such proxy is voted.

Codes of Ethics

The Fund and the Adviser have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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Distribution of Fund Shares

[    ], located at [    ], acts as the distributor of the Fund’s Common Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions.

The initial term of the Distribution Agreement is two years. Thereafter, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of the Board; or (ii) by a vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by the majority of the Board members who are not “interested persons” (as defined in the Investment Company Act) of any party to the Distribution Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.

The Fund intends to apply for exemptive relief from the Securities and Exchange Commission (“SEC”) to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). If the Multi-Class Exemptive Relief is granted, the Fund will be subject to Rule 18f-3 under the Investment Company Act. In contemplation of receiving the Multi-Class Exemptive Relief, the Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, Common Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Distribution and Service Plan

Under the terms of the Multi-Class Exemptive Relief, the Fund is subject to Rule 12b-1 under the Investment Company Act. The Fund has adopted the Distribution and Service Plan and intends to pay the shareholder servicing and distribution fee under such plan. The Distribution and Service Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. The Distribution and Service Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares and Class A-F Shares. Most or all of the shareholder servicing and/or distribution fees are paid to financial firms through which shareholders may purchase or hold Class A Shares and Class A-F Shares. Because these fees are paid out of the Fund’s assets attributable to Class A Shares and Class A-F Shares on an ongoing basis, over time they will increase the cost of an investment in Class A Shares and Class A-F Shares, including causing the Class A Shares and Class A-F Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I Shares, Class P Shares and Class I-F Shares.

The maximum annual rates at which the shareholder servicing and/or distribution fees may be paid under the Distribution and Service Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares and Class A-F shares) is [ ]%. [For Class [ ] Shares, [ ]% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.]

The fee payable pursuant to the Distribution and Service Plan may be used by the Distributor to provide or procure distribution services and shareholder services in respect of Class A Shares and Class A-F Shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers).

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub- accounting and other administrative services outside of its Distribution and Servicing Plan.

In accordance with Rule 12b-1 under the Investment Company Act, the Distribution and Service Plan may not be amended to increase materially the costs which holders of Class A Shares and Class A-F Shares may bear under the Distribution and Service Plan without approval of a majority of each of the outstanding Class A Shares and Class A-F Shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Fund; and (ii) those Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution and Service Plan and any related amendments. The Distribution and Service Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Fund; and (ii) the Plan Trustees. The Distribution and Service Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Distribution and Service Plan may be terminated at any time, without penalty, by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding Class A Shares and Class A-F Shares. Pursuant to the Distribution and Service Plan, the Distributor will provide the Board with quarterly reports of amounts expended under the Distribution and Service Plan and the purpose for which such expenditures were made.

16

FINRA rules limit the amount of distribution fees that may be paid by registered investment companies out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services), are not subject to these limits on distribution fees. Some portion of the fees paid pursuant to the Distribution and Service Plan may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a fund’s average annual net assets.

The Fund is newly established and thus did not pay any distribution and/or service fees in a prior fiscal year.

[Additional Payments to Dealers

The Distributor and/or its affiliates may from time to time make payments and provide other incentives to Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisers and their customers, placing the Fund on the Dealers’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the Dealers’ financial advisers (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with Dealers’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the Dealers’ personnel, and furnishing marketing support and other specified services. The actual services provided, and any payments made for such services, may vary from firm to firm. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these additional payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates also may make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Adviser and/or their affiliates.

To the extent the additional payments described above are made, such additional payments would be made from the assets of the Distributor or an affiliate of the Distributor (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of Shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares.

In addition to revenue sharing payments, the Distributor and/or its affiliates may also make payments to Dealers in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the Dealers.

The additional payments described above may be made to a Dealer as a fixed dollar amount or may be calculated on another basis.

17

In addition to the payments described above, the Distributor, the Adviser, and/or their respective affiliates may make payments in connection with or reimburse Dealers’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals and small gifts (“other non-cash compensation”) to the extent permitted by applicable law, rules and regulations.

In addition, wholesale representatives of the Distributor and employees of the Adviser or its affiliates visit Dealers on a regular basis to educate financial advisers and other personnel about the Fund and to encourage the sale or recommendation of Fund Shares to their clients. The Distributor and/or the Adviser may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a Dealer’s financial advisers and other personnel. Although the Fund may use Dealers that sell Shares to effect transactions for the Fund’s portfolio, neither the Fund nor the Adviser will consider the sale of Fund shares as a factor when choosing Dealers to effect those transactions.

The Distributor and/or its affiliates also may make payments or reimbursements to Dealers or their affiliated companies, which may be used for the development, maintenance and availability of certain services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading platforms and related infrastructure/technology and/or legal risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”) or for various studies, surveys, industry data, research and access to information about, and contact information for, particular financial advisers who have sold, or may in the future sell, Shares of the Fund (i.e., “leads”). In addition, the Distributor and/or its affiliates may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).

Payments for items including event support, platform support, leads and consultant services (but not including certain account services, discussed below), as well as revenue sharing, may be bundled and allocated among these categories in the Distributor’s discretion. The Dealers receiving such bundled payments may characterize or allocate the payments differently from the Distributor’s internal allocation.

In addition to the payments, reimbursements and incentives described above, further amounts may be paid to Dealers for providing services with respect to shareholders holding Fund Shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Fund and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and repurchases; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Fund held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining automatic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and repurchase transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Adviser to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

These payments, taken together in the aggregate, may be material to Dealers relative to other compensation paid by the Fund and/or the Adviser and may be in addition to any (i) marketing support, revenue sharing or “shelf space” fees; and (ii) event support and other non-cash compensation. The additional servicing payments and set-up fees described above may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts.

18

If investment advisers, distributors or affiliated persons of registered investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisers may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisers also may have a financial incentive for recommending a particular share class, to the extent applicable, over other share classes. Because Dealers and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for Dealers and their financial advisers to favor one fund complex over another or one fund share class over another, to the extent applicable. Shareholders should review carefully any disclosure by the Dealers or plan recordkeepers as to their compensation.

In certain circumstances, the Distributor and/or its affiliates may pay or reimburse Dealers for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets. Such activities by the Distributor or its affiliates may provide incentives to Dealers to purchase or market Shares of the Fund. Additionally, these activities may give the Distributor and/or its affiliates additional access to sales representatives of such Dealers, which may increase sales of Fund Shares. The payments described in this paragraph may be significant to payors and payees.]

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Portfolio Transactions and Brokerage

The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after-market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

The Adviser will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser’s judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser’s standards may be higher than for execution services alone or for services that fall below the Adviser’s standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser’s own research program.

All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including UBS Asset Management (US) Inc. (“UBS AM (US)”) and other affiliates of UBS Group AG. The Fund may utilize UBS AM (US) or other affiliates of UBS Group AG in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

20

Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to the Adviser or UBS AM (US) or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

21

Description of Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares.

22

Custodian and Transfer Agent

The custodian of the assets of the Fund is [    ], whose principal business address is [    ]. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

[    ], whose principal business address is [    ], serves as the Fund’s transfer agent with respect to the Common Shares.

23

Independent Registered Public Accounting Firm

[    ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [    ].

24

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of [ ], 2026, the Fund had not commenced investment operations and the only Shares of the Fund were owned by [an affiliate of the Adviser].

[Simultaneously with the Fund beginning to accept offers to purchase Shares, it is intended that [Corporate Credit Income Master Fund (US) LP] (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). [In connection with the Proposed Reorganization, certain shareholders of the Predecessor Fund (the “Anchor Investors”) will receive Class I-F Shares and Class A-F Shares corresponding, in the aggregate, to the NAV of the Predecessor Fund and will not bear any transaction fee. As of [ ], 2026, the NAV of the Predecessor Fund is approximately $[ ]. An Anchor Investor may continue to be deemed to control the Fund until such time as it owns 25% or less of the outstanding Common Shares. This ownership will fluctuate as other investors subscribe for Common Shares and as the Fund repurchases Common Shares in connection with any repurchase offers the Board may authorize. Depending on the size of this ownership interest at any given point in time, it is expected that one or more of the Anchor Investors will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of interest holders.]

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APPENDIX A

DESCRIPTION OF RATINGS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Ca	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g., ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation

APPENDIX B

FINANCIAL STATEMENTS

[TO COME BY PRE-EFFECTIVE AMENDMENT]

B-1

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements:

Part A:	None.

Part B:	Audited Financial Statements – to be included in SAI
Report of Independent Registered Public Accounting Firm – to be included in SAI

(2)	Exhibits:

(a)	(1) Certificate of Trust is filed herewith.

(2) Agreement and Declaration of Trust is filed herewith.

(3) Amended and Restated Agreement and Declaration of Trust – to be filed by amendment.

(b)	Bylaws – to be filed by amendment.

(c)	Not applicable.

(d)	Form of Multiple Class Plan – to be filed by amendment.

(e)	Form of Distribution Reinvestment Plan – to be filed by amendment.

(f)	Not applicable.

(g)	(1) Form of Investment Management Agreement – to be filed by amendment.

(h)	(1) Form of Distribution Agreement – to be filed by amendment.

(2) Form of Selected Intermediary Agreement – to be filed by amendment.

(3) Form of Distribution and Service Plan – to be filed by amendment.

(i)	Not applicable.

(j)	Form of Custody Agreement – to be filed by amendment.

(k)	(1) Form of Administration Agreement – to be filed by amendment.

(2) Form of Transfer Agency and Service Agreement – to be filed by amendment.

(3) Form of Expense Limitation and Reimbursement Agreement – to be filed by amendment.

(l)	Opinion and Consent of Delaware Counsel – to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(o)	Not applicable.

(p)	Form of Initial Subscription Agreement – to be filed by amendment.

(q)	Not applicable.

(r)	(1) Code of Ethics of Registrant – to be filed by amendment.

(2) Code of Ethics of Adviser – to be filed by amendment.

(3) Code of Ethics of Distributor – to be filed by amendment.

(s)	Not applicable.

(t)	Power of Attorney – to be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Selected Intermediary Agreements, forms of which will be filed as Exhibit (h)(1) and Exhibit (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

[To be provided by amendment.]

Item 29. Number Of Holders Of Shares

The following table sets forth the number of record holders of Shares as of [ ], 2026:

Title Of Class	Number of Record Holders
Class I Shares	[ ]
Class P Shares	[ ]
Class A Shares	[ ]
Class I-F Shares	[ ]
Class A-F Shares	[ ]

Item 30. Indemnification

[To be provided by amendment.]

Item 31. Business and Other Connections of Adviser

UBS AM (Americas) acts as investment adviser to the Registrant. UBS AM (Americas) renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and Trustees of UBS AM (Americas), together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by UBS AM (Americas) (SEC File No. 801-34910).

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of the Fund’s custodian, [ ], and the Fund’s administrator, [ ], except for certain transfer agency records which are maintained by [ ].

Item 33. Management Services

Not Applicable

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	o reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of August, 2026.

UBS Asset Management Credit Income Opportunities Fund

By:	/s/ John G. Popp
Name: John G. Popp
Title: Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 12th day of August, 2026.

Signature	Title

/s/ John G. Popp	Initial Trustee
John G. Popp

EXHIBIT INDEX

Exhibit Number	Description
(a)(1)	Certificate of Trust
(a)(2)	Declaration of Trust